                                                                    EXHIBIT 10.6


                                CIENA CORPORATION

                       PREFERRED STOCK PURCHASE AGREEMENT


                          DATED AS OF DECEMBER 20, 1995





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                                TABLE OF CONTENTS

1.    Purchase and Sale................................................2
2.    Closing of Purchase and Sale.....................................2
      2.1   Closing; Closing Date......................................2
      2.2   Transactions at Closing....................................2
3.    Representations and Warranties of the Company....................2
      3.1   Organization, Standing and Qualification...................2
      3.2   Capitalization.............................................2
      3.3   Validity of Stock..........................................4
      3.4   Subsidiaries...............................................4
      3.5   Financial Statements.......................................4
      3.6   Authorization; Approvals.................................. 6
      3.7   No Conflict with Other Instruments........................ 6
      3.8   Labor Agreements and Actions.............................. 6
      3.9   Title to Properties; Liens and Encumbrances............... 7
      3.10  Compliance with Other Instruments......................... 7
      3.11  Patents, Trademarks and Other Intangible
            Assets.................................................... 8
      3.12  Taxes.....................................................10
      3.13  Contracts.................................................10
      3.14  Litigation................................................11
      3.15  Private Offering..........................................11
      3.16  Full Disclosure...........................................11
      3.17  Fees and Commissions......................................12
      3.18  Interested Party Transactions.............................12
      3.19  ERISA.....................................................12
      3.20  Section 83(b) Elections...................................13
      3.21  Company Transactions......................................13
      3.22  Permits...................................................13
      3.23  Insurance.................................................13
      3.24  Certain Tax-Related Provisions............................14
      3.25  Environmental Matters.....................................14
4.    Representations, Warranties and Covenants of the
      Purchasers......................................................15
      4.1   Authorization.............................................15
      4.2   Investment Representations................................16
      4.3   Investment Experience; Access to Information............. 16
      4.4   Absence of Registration...................................16
      4.5   Restrictions on Transfer..................................17
      4.6   Transfer Instructions.....................................17
      4.7   Economic Risk.............................................17
      4.8   Fees and Commissions......................................17

5.    Conditions to Closing of the Purchasers.........................18
      5.1   Representations and Warranties............................18
      5.2   Performance...............................................18
      5.3   Consents, etc.............................................18
      5.4   Compliance Certificates...................................18
      5.5   Proceedings and Documents.................................18
      5.6   Co-Sale Agreement.........................................18
      5.7   Composition of Board of Directors.........................19
      5.8   Opinion of Counsel........................................19
6.    Conditions to Closing of Company................................19
7.    Affirmative Covenants...........................................19
      7.1   Inspection; Business Reports; Annual
            Operating Plan............................................19
      7.2   Accounting................................................20
      7.3   Monthly and Annual Financial Statements...................20
      7.4   Projections; Budgets; Reports.............................21
      7.5   Use of Proceeds...........................................22
      7.6   Public Information........................................22
      7.7   Insurance.................................................22
      7.8   Employee Stock Options....................................22
      7.9   Confidentiality...........................................23
      7.10  Right of First Refusal....................................24
      7.11  Maintenance of Existence and Properties, etc..............27
      7.12  Termination of Covenants..................................27
8.    Registration....................................................27
      8.1   Definitions...............................................27
      8.2   Required Registration.....................................29
      8.3   Registration Procedures...................................30
      8.4   Limitations on Required Registrations.....................31
      8.5   Incidental Registration...................................33
      8.6   Limitations on Incidental Registration....................34
      8.7   Designation of Underwriter................................35
      8.8   Form S-3..................................................35
      8.9   Cooperation by Prospective Sellers........................36
      8.10  Expenses of Registration..................................37
      8.11  Indemnification...........................................38
      8.12  Rights That May Be Granted to Subsequent
            Investors.................................................41
      8.13  Transfer of Registration Rights.......................... 42
      8.14  "Stand-Off" Agreement.....................................42
      8.15  Delay of Registration.....................................42
9.    Negative Covenants..............................................42
10.   Board of Directors..............................................44


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                                    -iii-
11.   Expenses........................................................46
12.   Survival of Agreements..........................................46
13.   Notices.........................................................46
14.   Modifications; Waiver...........................................48
15.   Exculpation Among Purchasers....................................49
16.   Entire Agreement................................................49
17.   Successors and Assigns..........................................50
18.   Enforcement.....................................................51
19.   Prior Agreements............................................... 51
20.   Execution and Counterparts..................................... 52
21.   Governing Law and Severability................................. 52
22.   Headings....................................................... 52



                                    Schedules

3.1   -     Organization, Standing and Qualification
3.2   -     Security Holders of the Company
3.4   -     Joint Venture, Partnership, or Similar Arrangement
3.5   -     Exceptions of the Financial Statements and List of
            Liabilities
3.7   -     Conflicts with Other Instruments
3.8   -     List of Officers and Employees
3.9   -     Real and Personal property of the Company
3.10  -     Non-Compliance
3.11  -     Patents, Trademarks and Other Intangible Assets of
            the Company
3.12  -     Taxes
3.13  -     Contracts
3.14  -     Litigation
3.17  -     Fees and Commissions
3.23  -     Insurance
3.25  -     Environmental Matters


                                    Exhibits

A     -     Form of Third Restated Certificate of
            Incorporation
B     -     Form of Proprietary Information, Inventions and
            Non-Solicitation Agreement
C     -     Form of Amended and Restated Co-Sale Agreement

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                                     -iv-

D     -     Form of Opinion of Paul, Weiss, Rifkind, Wharton &
            Garrison







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                       PREFERRED STOCK PURCHASE AGREEMENT

      AGREEMENT, dated as of December 20, 1995, among (a) CIENA Corporation, a Delaware corporation (the "Company"), with an office at 8530 Corridor Road, Savage, Maryland 20763, (b) the parties identified as Purchasers on Schedule 1 hereto (individually, a "Purchaser" and collectively, the "Purchasers"), (c) solely for the purposes of Sections 7 through 10, 13, and 17 through 22, the parties identified as prior investors on Schedule 2.1 hereto (the "Series A Investors"), (d) solely for the purposes of Sections 7 through 10, 13, and 17 through 22, the parties identified as prior investors on Schedule 2.2 hereto (the "Series B Investors," together with the Series A Investors, "Prior Investors" and, together with the Series A Investors and the Purchasers, the "Investors"), and (e) solely for the purposes of Sections 8, 10, and 17 through 22 hereof, David Huber and Patrick Nettles (collectively, the "Key Employees").

                              W I T N E S S E T H :

      WHEREAS, the Purchasers desire to purchase shares of Convertible Preferred Stock, Series C, par value $.01 per share (the "Series C Preferred"), of the Company, having the rights, preferences, privileges and restrictions set forth in the Company's Third Restated Certificate of Incorporation in the form attached hereto as Exhibit A (the "Third Restated Certificate") and incorporated herein by reference, and the Company desires to sell to the Purchasers shares of Series C Preferred;

      WHEREAS, the Series A Investors are parties to a Preferred Stock Purchase Agreement, dated as of April 9, 1994, as amended by Amendment No. 1 thereto, dated as of July 28, 1994 (as so amended, the "Series A Agreement"), among the Company, the Series A Investors and, as to certain provisions therein, the Key Employees;

      WHEREAS, the Series B Investors are parties to a Preferred Stock Purchase Agreement, dated as of December 22, 1994, as amended by Amendment No. 1 thereto, dated as of January 31, 1995, and by Amendment No. 2 thereto, dated as of June 23, 1995 (as amended, the "Series B Agreement" and, together with the Series A Agreement, the "Prior Agreements"), among the Company, the Prior Investors and, as to certain provisions therein, the Key Employees;

      WHEREAS, the Prior Investors who are parties to this Agreement and the Key Employees desire to amend the Prior Agreements in the manner set forth in this Agreement;

      NOW, THEREFORE, the parties agree as follows:

      1. PURCHASE AND SALE. Subject to the provisions of this Agreement, on the Closing Date (as hereinafter defined) the Company will sell to the Purchasers, and the Purchasers will purchase from the Company, an aggregate of up to 3,750,000 shares of Series C Preferred (the "Shares"), each Purchaser to purchase the number of Shares set forth in the first column opposite such Purchaser's name on Schedule 1 annexed hereto, at a purchase price of $7.00 per share on the Closing Date as is specified on Schedule 1.

      2.    CLOSING OF PURCHASE AND SALE.

            2.1 CLOSING; CLOSING DATE. The purchase and sale of the Shares pursuant to Section 1 shall take place at a closing (the "Closing") at the offices of Paul, Weiss, Rifkind, Wharton & Garrison, 1615 L Street, N.W., Suite 1300, Washington, D.C. 20036, or at such other place as may be agreed upon by the Company and the Purchasers, at 11:00 a.m. Eastern Standard Time on December 21, 1995, or at such other time as may be agreed upon by the Company and the Purchasers (the "Closing Date").

            2.2 TRANSACTIONS AT CLOSING. At the Closing, the Company shall deliver to each Purchaser one or more certificates representing the Shares being purchased hereunder at the Closing, against delivery by the Purchaser of a wire transfer of immediately available funds or a certified check in the amount of the purchase price therefor.

      3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants that:

            3.1 ORGANIZATION, STANDING AND QUALIFICATION. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has full corporate power and authority to own, lease and operate its property and assets and to conduct its business as proposed to be conducted by it. The Company has all requisite corporate power and authority to enter into and perform its obligations under this Agreement and to carry out the transactions contemplated by this Agreement. Except as set forth in Schedule 3.1, the Company is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the nature of its business and its ownership or leasing of property require that the Company become so qualified.

            3.2 CAPITALIZATION. The authorized capital stock of the Company, as of the Closing Date, will consist of (a) 16,250,000 shares of preferred stock, of which (i) 3,750,000 shares are designated Series C Preferred, none of which are issued or outstanding as of the date of this Agreement;
      (ii) 8,000,000 shares are designated Series B Preferred (the "Series B Preferred"), 7,354,092 of which are issued and outstanding as of the date of this Agreement and 300,000 of which are reserved for issuance upon exercise of outstanding warrants; (iii) 4,500,000 shares are designated Series A Preferred (the "Series A Preferred"; together with Series B Preferred and Series C Preferred, the "Preferred Shares"), 3,542,520 of which are issued and outstanding as of the date of this Agreement, and 170,000 of which are reserved for issuance upon exercise of outstanding warrants; and (b) 22,500,000 shares of Common Stock, of which (i) 2,437,083 shares are issued and outstanding as of the date of this Agreement; (ii) up to 3,750,000 shares are reserved for issuance upon conversion of the Series C Preferred; (iii) up to 8,000,000 shares are reserved for issuance upon conversion of the Series B Preferred; (iv) up to 4,500,000 shares are reserved for issuance upon conversion of the Series A Preferred; (v) up to 470,000 shares are reserved for issuance upon exercise of outstanding warrants to purchase Series B Preferred or Series A Preferred; (vi) 125,636 shares are reserved for issuance upon exercise of an option granted by the Company to GI Corporation; (vii) 2,051,250 shares are reserved for issuance pursuant to employee stock purchase and/or option ownership plans that have been or will be adopted by the Company for key employees; and (viii) 6,667 shares are reserved for issuance upon exercise of an outstanding warrant for Common Stock held by Kim Larsen (all of which in clauses (i) through (viii) are referred to collectively as the "Reserved Shares"). The list set forth in Schedule 3.2 hereto is a complete and correct list of all security holders of the Company, showing their holdings of issued and outstanding Company securities (including options) as of the date of this Agreement. The outstanding shares of Common Stock, Series A Preferred and Series B Preferred are duly authorized and validly issued in accordance with applicable law (including federal and state securities laws), and are fully paid and non-assessable. Except as set forth in this Agreement and the Prior Agreements, holders of shares of the Company's capital stock have no preemptive rights. Except for the transactions contemplated by this Agreement and the Prior Agreements and as set forth on Schedule 3.2 hereto, there are (a) no outstanding warrants, options, convertible securities or rights to subscribe for or purchase any capital stock or other securities from the Company, (b) no voting trusts or voting agreements among, or irrevocable proxies executed by, stockholders of the Company, (c) no existing rights of stockholders to require the Company to register any securities of the Company or to participate with the Company in any registration by the Company of its securities, (d) no agreements among stockholders providing for the purchase or sale of the Company's capital stock and (e) no obligations (contingent or otherwise) of the Company to purchase, redeem or otherwise acquire any shares of its capital stock or any interest therein or to pay any dividend or make any other distribution in respect thereof.

            3.3 VALIDITY OF STOCK. The Series C Preferred, when issued, sold, and delivered in accordance with the terms of this Agreement, will be duly and validly issued, fully paid and non-assessable. The shares of Common

      Stock issuable upon conversion of the Series C Preferred have been duly authorized and reserved for issuance by all necessary corporate action and when issued and delivered in accordance with the terms of the Third Restated Certificate, will be duly and validly issued, fully paid and non-assessable.

            3.4 SUBSIDIARIES. The Company does not own or control, directly or indirectly, any other corporation, partnership, association or business entity. Except as set forth in Schedule 3.4, the Company is not a participant in any joint venture, partnership, or similar arrangement.

            3.5 FINANCIAL STATEMENTS. Schedule 3.5 contains the Company's: (i) unaudited balance sheet as of November 30, 1995 (the "Balance Sheet"),
      (ii) unaudited statements of income (loss) for the eleven-month period then ended (the "Statements of Income"), and (iii) audited financial statements as of and for the year ended December 31, 1994 (the "Audited Financial Statements") (all of which in (i), (ii) and (iii) are collectively referred to as the "Financial Statements"). Except as described in Schedule 3.5, the Financial Statements are true and correct in all material respects, are in accordance with the books and records of the Company and have been prepared in accordance with generally accepted accounting principles ("GAAP") consistently applied, and fairly and accurately present in all material respects the financial position of the Company as of such dates and the results of its operations for the periods then ended, provided that the Financial Statements may not contain all footnotes required by GAAP and the Balance Sheet and Statements of Income are subject to normal year-end audit adjustments. Except as described in
      Schedule 3.5, the Company has no liabilities, debts or obligations, whether accrued, absolute or contingent totalling in each case in excess of $15,000. Since November 30, 1995, except as contemplated by this Agreement or as set forth on Schedule 3.5, the Company has been operated in the ordinary and usual course of business, and there has not been:

            (i) any change in the (x) assets, liabilities, condition (financial or otherwise) or business of the Company from that reflected in the Balance Sheet, other than those incurred in the ordinary and usual course of business, or (y) trend of operating results of the Company from that reflected in the Statements of Income;

            (ii) any damage, destruction or loss, whether or not covered by insurance, materially and adversely affecting the assets, properties, condition (financial or otherwise), operating results, prospects or business of the Company (as such business is presently conducted and as it is proposed to be conducted) as set forth in the Ciena Corporation 1996-1998 Business Plan dated October 16, 1995 (the "Operating Plan");

            (iii) any waiver by the Company of a valuable right or of a material debt owed to it;

            (iv) any satisfaction or discharge of any lien, claim or encumbrance or payment of any obligation by the Company, except in the ordinary course of business and that is not individually or in the aggregate adverse to the assets, properties, condition (financial or otherwise), operating results or business of the Company (as such business is presently conducted and as it is proposed to be conducted);

            (v) any change or amendment to a material contract or arrangement by which the Company or any of its assets or properties is bound or subject;

            (vi) any material change in any compensation arrangement or agreement with any employee;

            (vii) any loans made by the Company to its employees, officers, or directors other than travel advances made in the ordinary course of business;

            (viii) any sale, transfer or lease of, except in the ordinary course of business, or mortgage or pledge or imposition of lien on, any of the Company's assets; or

            (ix) to the Company's knowledge, any other event or condition of any character that would materially adversely affect the assets, properties, condition (financial or otherwise), operating results, prospects or business of the Company (as such business is presently conducted and as it is proposed to be conducted).

            3.6 AUTHORIZATION; APPROVALS. All corporate action on the part of the Company necessary for the authorization, execution, delivery, and performance of all its obligations under this Agreement and for the authorization, issuance, and delivery of the Series C Preferred being sold under this Agreement and of the Common Stock issuable upon conversion of the Preferred Shares has been (or will be) taken prior to the Closing Date. This Agreement, when executed and delivered by or on behalf of the Company, shall constitute the valid and legally binding obligation of the Company, legally enforceable against the Company in accordance with its terms. The Company has obtained or will obtain prior to the Closing Date all necessary consents, authorizations, approvals and orders, and has made all registrations, qualifications, designations, declarations or filings with all federal, state, or other relevant governmental authorities required on the part of the Company in connection with the consummation of the transactions contemplated by this Agreement, except for those federal and/or state securities law filings that are required under applicable law to be filed after the Closing.

            3.7 NO CONFLICT WITH OTHER INSTRUMENTS. The execution, delivery and performance of the Agreement and the conduct of the Company's business as described in the Operating Plan will not result in any violation of, be in conflict with, or constitute a default under any terms or provision of (i) the Third Restated Certificate or By-laws; (ii) any judgment, decree or order to which the Company is a party; (iii) any agreement, contract, understanding, indenture or other instrument to which the Company is a party, the effect of which would give rise to a material adverse effect on the Company; or (iv) any statute, rule or governmental regulation applicable to the Company. The Company waives any right under the

      Third Restated Certificate to treat any transaction contemplated by this Agreement as an Additional Automatic Conversion Event.

            3.8 LABOR AGREEMENTS AND ACTIONS. The Company is not bound by or subject to (and none of its assets or properties is bound by or subject to) any written or oral, express or implied, contract, commitment or arrangement with any labor union, and no labor union has requested or, to the best knowledge of the Company, has sought to represent any of the employees, representatives or agents of the Company. There is no strike or other labor dispute involving the Company pending, or to the best knowledge of the Company threatened, which could have a material adverse effect on the assets, properties, condition (financial or otherwise), operating results, prospects or business of the Company (as such business is presently conducted and as it is proposed to be conducted), nor is the Company aware of any labor organization activity involving its employees. The Company is not aware that any officer or key employee, or that any group of key employees, intends to terminate such person's employment with the Company, nor does the Company have a present intention to terminate the employment of any of the foregoing persons. The employment of each officer and employee of the Company is terminable at the will of the Company. Schedule 3.8 hereto sets forth the name of and annual rate of compensation (including salary, bonuses and other compensation) payable for the current year to each (i) officer and (ii) employee who is paid an annual salary greater than $100,000.

            3.9 TITLE TO PROPERTIES; LIENS AND ENCUMBRANCES. Set forth on
      Schedule 3.9 hereto is a list of all of the real property, capital assets and intellectual property owned, leased or licensed to or by the Company, excluding items with an original cost (or in the case of intellectual property a fair market value) of less than $1,000. In the case of leased or licensed property, complete and correct copies of all leases and licenses have been furnished to counsel to the Purchasers. Except as set forth on Schedule 3.9 and Schedule 3.11 hereto, (i) the Company has good and marketable title to all of the properties and assets, both real and personal, tangible and intangible, that it purports to own, including the properties and assets reflected on the Balance Sheet, and they are not subject to any mortgage, pledge, lien, security interest, conditional sale agreement, encumbrance or charge except routine statutory liens securing liabilities not yet due and payable and minor liens, encumbrances, restrictions, exceptions, reservations, limitations and other imperfections which do not materially detract from the value of the specific asset affected or the present use of such asset; and (ii) the Company is not in default or in breach of any material provision of its leases or licenses and holds a valid leasehold or licensed interest in the property it leases or that is licensed to it.

            3.10 COMPLIANCE WITH OTHER INSTRUMENTS. The Company is not in default (a) under its Third Restated Certificate or its By-laws or, in any material respect, under any material note, indenture, mortgage, lease, agreement, contract, purchase order or other instrument, document or agreement to which the Company is a party or by which it or any of its property is bound or affected or (b) with respect to any order, writ, injunction or decree of any court or any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, which default, in any such case, would materially and adversely affect or in the future is reasonably likely to materially and adversely affect the Company's business, prospects, condition (financial or otherwise), affairs, operations or assets. To the best of the Company's knowledge, no third party is in material default under any material agreement, contract or other instrument, document or agreement to which the Company is a party or by which it or any of its property is affected.

            3.11 PATENTS, TRADEMARKS AND OTHER INTANGIBLE ASSETS. (a) Schedule
      3.11 hereto is a true and complete list and summary description of all patents, patent applications, trademarks, service marks, trade names and copyrights, and licenses and rights to the foregoing presently owned or held by the Company, none of which is in dispute or in any conflict with the right of any other person or entity except as indicated on Schedule
      3.11. Except as set forth in Schedule 3.11, the Company to the best of its knowledge (i) owns or has the right to use, free and clear of all liens, claims and restrictions, all patents, trademarks, service marks, trade names and copyrights, and licenses and rights with respect to the foregoing, used and sufficient for use in the conduct of its business as now conducted and proposed to be conducted as described in the Operating Plan without infringing upon or otherwise acting adversely to the right or claimed right of any person, corporation or other entity under or with respect to any of the foregoing and (ii) is not obligated or under any liability whatsoever to make any payments by way of royalties, fees or otherwise to any owner or licensee of, or other claimant to, any patent, trademark, service mark, trade name, copyright or other intangible asset, with respect to the use thereof or in connection with the conduct of its business or otherwise.

            (b) Except as set forth on Schedule 3.11, the Company owns and/or has the unrestricted right to use all trade secrets, including know-how, inventions, designs, processes, works of authorship, computer programs (with the exception of normal software purchased and sold as such) and technical data and information (collectively herein "intellectual property") required for or incident to the development, manufacture, operation and sale of all products and services sold or proposed to be sold by the Company, to the best of its knowledge free and clear of and without violating any right, lien, or claim of others, including without limitation, former employees and former employers of its past and present employees.

            (c) The Company has taken security measures to protect the secrecy, confidentiality and value of all the Company's intellectual property, which measures are reasonable and customary in the industry in which it intends to operate. Each of the Company's employees and other persons who, either alone or in concert with others, developed, invented, discovered, derived, programmed or designed the Company's intellectual property, or who has knowledge of or access to information about the Company's intellectual property, has entered into a written agreement with the Company in the form of Exhibit B hereto, (i) providing that the intellectual property and other information are proprietary to the Company and are not to be divulged or misused and (ii) transferring to the Company, without any further consideration being given therefor by the Company, all of such employee's or other person's right, title and interest in and to such intellectual property and other information and to all patents, trademarks, service marks, trade names, copyrights, licenses and rights with respect to such intellectual property and information.

            (d) The Company has not received any communications alleging that the Company has violated or by conducting its business as proposed, would violate any of the patents, trademarks, service marks, trade names, copyrights or trade secrets or other proprietary rights of any other person or entity. The Company is not aware that any of its employees is obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would interfere with the use of his best efforts to promote the interests of the Company or that would conflict with the Company's business as proposed to be conducted. Neither the execution nor delivery of this Agreement, nor the carrying on of the Company's business by the employees of the Company, nor the conduct of the Company's business as proposed, will, to the Company's knowledge, conflict with or result in a breach of the terms, conditions or provisions of, or constitute a default under, any contract, covenant or instrument under which any of such employees is now obligated. The Company does not believe it is or will be necessary to utilize any inventions of any of its employees (or people it currently intends to hire) made prior to their employment by the Company other than those that have been assigned to, or licensed by the Company, as described in Schedule 3.11.

            3.12 TAXES. The Company has accurately prepared and timely filed all federal income and payroll tax returns and filings and all state and municipal tax returns that are required to be filed by it (the "Tax Returns") and has paid or made provision for the payment of all amounts due pursuant to such returns. The Tax Returns are true and complete in all material respects. None of the Tax Returns have been audited by the Internal Revenue Service or any state taxing authority, as the case may be, the Company has not been advised that any of such Tax Returns will be so audited, and there are no waivers in effect of the applicable statute of limitations for any period. No deficiency assessment or proposed adjustment of federal income taxes or state or municipal taxes of the Company is pending and the Company has no knowledge of any proposed liability for any tax to be imposed. The Company has not elected pursuant to the Internal Revenue Code of 1986, as amended (the "Code"), to be treated as an S corporation or a collapsible corporation pursuant to Section 1362(a) or Section 341(f) of the Code, nor has it made any other elections pursuant to the Code (other than elections that related solely to methods of accounting, depreciation or amortization) that would have a material effect on the Company, its financial condition, its business as presently conducted or proposed to be conducted or any of its properties or material assets.

            3.13 CONTRACTS. Schedule 3.13 contains a true and complete list of all contracts and agreements to which the Company is a party or by which its property is bound. Except as set forth on Schedule 3.13 hereto, the Company has no employment or consulting contracts, deferred compensation agreements or bonus, incentive, profit-sharing, or pension plans currently in force and effect, or any understanding with respect to any of the foregoing. Schedule 3.13 hereto also lists all employment, non-competition and confidentiality agreements (i) between the Company and any employee or consultant of the Company or any other entity and (ii) to the Company's best knowledge between any employee of the Company and any former employer or person for whom such employee or consultant performed consulting or other services. All of the contracts listed on Schedule 3.13 and on other Schedules hereto are in full force and effect, and the Company, or to the best of the Company's knowledge any other party, is not in default under any of them, nor does any event or condition exist which after notice or lapse of time or both would constitute a material default thereunder. The Company has delivered to the Purchasers true, correct and complete copies of each contract and agreement listed on Schedule 3.13.

            3.14 LITIGATION. No action, proceeding or governmental inquiry or investigation is pending or to the best knowledge of the Company threatened against the Company or any of its officers, directors or employees (in their capacity as such) or any of the Company's properties before any court, arbitration board or tribunal or administrative or other governmental agency, nor is the Company aware that there is any basis for the foregoing. The foregoing includes, without limiting its generality, actions pending or known to the Company to be threatened involving the prior employment of any of the Company's employees or use by any of them in connection with the Company's business of any information, property or techniques allegedly proprietary to any of their former employers. The Company is not a party to or subject to the provisions of any order, writ, injunction, judgment or decree of any court or governmental agency or instrumentality. There is no action, suit, proceeding or investigation by the Company currently pending or that the Company intends to initiate.

            3.15 PRIVATE OFFERING. The Company agrees that neither the Company nor anyone acting on its behalf has offered or will offer any securities of the Company or any part thereof or any similar securities for issuance or sale to, or solicit any offer to acquire any of the same from, anyone so as to make the issuance and sale of the Series C Preferred not exempt from the registration requirements of Section 5 of the Securities Act of 1933, as amended (the "Securities Act"). None of the shares of the Company's capital stock issued and outstanding has been offered or sold in such a manner as to make the issuance and sale of such shares not exempt from such registration requirements, and all such shares of capital stock have been offered and sold in compliance with all applicable federal and state securities laws.

            3.16 FULL DISCLOSURE. Neither this Agreement nor any certificates made or delivered in connection herewith contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements herein or therein not misleading, in view of the circumstances in which they were made, provided, however, that the Company makes no representation or warranty with respect to any projections, other than that any such projections were prepared in good faith and that the Company reasonably believes there is a reasonable basis for such projections. There is no material fact known to the Company relating to the business, prospects, condition (financial or otherwise), affairs, operations, or assets of the Company that has not been disclosed to the Purchasers in writing by the Company.

            3.17 FEES AND COMMISSIONS. The Company has not retained, or otherwise authorized to act, any finder, broker, agent, financial advisor or other intermediary (collectively "Intermediary") in connection with the transactions contemplated by this Agreement and the Company shall indemnify and hold harmless the Purchasers from liability for any compensation to any Intermediary retained or otherwise authorized to act by, or on behalf of, the Company, and the fees and expenses of defending against such liability or alleged liability.

            3.18 INTERESTED PARTY TRANSACTIONS. No officer, director or stockholder of the Company or any "affiliate" or "associate" (as these terms are defined in Rule 405 promulgated under the Securities Act) of any such person or entity or the Company has or has had, either directly or indirectly, (a) an interest in any person or entity which (i) furnishes or sells services or products which are furnished or sold or are proposed to be furnished or sold by the Company, or (ii) purchases from or sells or furnishes to the Company any goods or services, or (b) except as set forth on Schedule 3.13, a beneficial interest in any contract or agreement to which the Company is a party or by which it may be bound or affected. Except as set forth on Schedule 3.13 hereto, there are no existing material arrangements or proposed material transactions between the Company and any officer, director, or holder of more than 5% of the capital stock of the Company, or any affiliate or associate of any such person.

            3.19 ERISA. Except as set forth in Schedule 3.19, the Company does not maintain, sponsor, or contribute to any program or arrangement that is an "employee pension benefit plan," an "employee welfare benefit plan," or a

      "multiemployer plan", as those terms are defined in Sections 3(2), 3(1), and 3(37) of the Employee Retirement Income Security Act of 1974, as amended. Except as listed in Schedule 3.13, the Company does not maintain or contribute to any material incentive or benefit arrangements for its employees. All incentive or benefit arrangements listed in Schedule 3.13 are, and have heretofore been, operated in compliance, in all material respects, with the terms of such arrangements and with the requirements prescribed by any and all applicable laws.

            3.20 SECTION 83(b) ELECTIONS. Except as set forth in Schedule 3.20, to the best of the Company's knowledge, all elections and notices permitted by Section 83(b) of the Code, and any analogous provisions of applicable state tax laws have been timely filed by all individuals who have purchased shares of the Company's Common Stock other than pursuant to any stock option plans of the Company. The Company makes no representation or warranty regarding the content or accuracy of any such election or notice.

            3.21 COMPANY TRANSACTIONS. The Company has not engaged in the past eleven (11) months in any discussion (i) with any representative of any corporation or corporations regarding the merger of the Company with or into any such corporation or corporations, (ii) with any corporation, partnership, association or other business entity or any individual regarding the sale, conveyance or disposition of all or substantially all of the assets of the Company or a transaction or series of related transactions in which more than fifty percent (50%) of the voting power of the Company is disposed of, or (iii) regarding any other form of liquidation, dissolution or winding up of the Company.

            3.22 PERMITS. The Company has all franchises, permits, licenses, and any similar authority necessary for the conduct of its business as now being conducted by it, the lack of which could materially and adversely affect the business, properties, prospects, or financial condition of the Company, and the Company believes it can obtain, without undue burden or expense, any similar authority for the conduct of its business as planned to be conducted. The Company is not in default in any material respect under any of such franchises, permits, licenses, or other similar authority.

            3.23 INSURANCE.(i) The Company has in full force and effect life insurance upon the lives of the Key Employees in a minimum amount of $1,000,000 each, with the proceeds payable to the Company, (ii) the Company has in full force and effect fire and casualty insurance policies, with extended coverage, sufficient in amount (subject to reasonable deductibles) to allow it to replace any of its properties that might be damaged or destroyed, (iii) the Company has in full force and effect liability and umbrella liability insurance policies sufficient in amount (subject to reasonable deductibles) to cover all reasonably foreseeable liability claims that may be made against the Company and the expenses thereof, (iv) no claims under any of such policies of insurance are pending or have been denied, and (v) no notices of cancellation regarding any of such policies have been received by the Company.

            3.24 CERTAIN TAX-RELATED PROVISIONS. The Company has not made any purchase of its capital stock within the one (1) year period preceding the Closing Date and the Company covenants and agrees with the Purchasers that the Company will not within the one (1) year period following the Closing Date make any purchase of its capital stock that would result in the shares of Series C Preferred issued and sold pursuant to this Agreement not being treated as "qualified business stock" within the meaning of Subpart B, Section 13113 of the 1993 Tax Reform Act, without the prior written approval of the holders of at least fifty percent (50%) of the Series C Preferred. The Company agrees to submit such reports to the Commissioner of Internal Revenue and to the Purchasers as the Commissioner may require to carry out the purposes of such provisions.

            3.25 ENVIRONMENTAL MATTERS. Except as set forth in Schedule 3.25:

                  (a) Neither the Company, nor, to the knowledge of the Company without investigation other than as set forth on Schedule 3.25, any operator of its past or present properties is in material violation, or alleged material violation, of any judgment, decree, order, law, license, rule or regulation pertaining to environmental matters, including without limitation the Resource Conservation and Recovery Act, as amended, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended ("CERCLA"), and the Superfund Amendments and Reauthorization Act of 1986, as amended (hereinafter "Environmental Laws").

                  (b) The Company has not received notice from any third party including without limitation any governmental authority, (i) that the Company or any predecessor in interest has been identified by the Environmental Protection Agency ("EPA") as a potentially responsible party under CERCLA with respect to a site listed on the National Priorities List, 40 C.F.R. Part 300 Appendix B
      (1986); (ii) that a material quantity of hazardous materials or substances regulated by any Environmental Laws ("Hazardous Substances") which either the Company or any predecessor in interest has generated, transported or disposed of have been found at any site at which a remedial investigation, removal or other response action pursuant to any Environmental Law has been ordered or conducted; or (iii) that the Company is or shall be a named party to any claim, action or administrative proceeding arising out of any third party's incurrence of costs or damages in connection with the release of Hazardous Substances.

                  (c) No portion of the property owned, leased or controlled by the Company has been used by the Company or, to the knowledge of the Company without investigation other than as set forth on Schedule 3.25, by any past or present owners or operators of its properties for the handling, manufacturing, processing, storage or disposal of Hazardous Substances in a manner that would materially violate applicable Environmental Laws. In the course of any activities conducted by the Company or, to the knowledge of the Company without investigation other than as set forth on Schedule 3.25, by any past or present owners or operators of its properties, no Hazardous Substances have been generated or are being used on such properties in a manner that would materially violate applicable Environmental Laws. There have been no releases or threatened releases of Hazardous Substances by the Company or, to the knowledge of the Company without investigation other than as set forth on
      Schedule 3.25, by any past or present owners or operators of its properties on, upon, into or from such properties of the Company, which releases would have a material adverse effect on the value of such properties, any adjacent properties or the environment. Any Hazardous Substances that have been generated by the Company or, to the knowledge of the Company without investigation other than as set forth on Schedule 3.25, by any past or present owners or operators of its properties on such properties of the Company, have been transported offsite only by carriers having an identification number issued by the

      EPA and treated or disposed of only by treatment or disposal facilities maintaining valid permits as required under applicable Environmental Laws, which transporters and facilities have been and are, to the best of the Company's knowledge, operating in compliance with such permits and applicable Environmental Laws.

      4. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PURCHASERS. Each Purchaser, severally and not jointly, represents and warrants that:

            4.1 AUTHORIZATION. It has full power and authority to enter into and to perform this Agreement in accordance with its terms. This Agreement has been duly executed and delivered by it and constitutes its valid and legally binding obligation.

            4.2 INVESTMENT REPRESENTATIONS. It is acquiring the Shares for its own account, for investment purposes and not with a view to, or for sale in connection with, any distribution of such Shares or any part thereof.

            4.3 INVESTMENT EXPERIENCE; ACCESS TO INFORMATION. It (a) is an "accredited investor" as that term is defined in Rule 501(a) promulgated under the Securities Act, (b) is an investor experienced in the evaluation of businesses similar to the Company, (c) is able to fend for itself in the transactions contemplated by this Agreement, (d) has such knowledge and experience in financial, business and investment matters as to be capable of evaluating the merits and risks of this investment, (e) has the ability to bear the economic risks of this investment, (f) was not organized or reorganized for the specific purpose of acquiring the Shares purchased by it, and (g) has been afforded prior to the Closing Date the opportunity to ask questions of, and to receive answers from, the Company and to obtain any additional information, to the extent the Company has such information or could have acquired it without unreasonable effort or expense, all as necessary for the Purchaser to make an informed investment decision with respect to the purchase of the Shares. The foregoing, however, does not limit or modify the representations and warranties of the Company in Section 3 of this Agreement or the right of such Purchaser to rely thereon.

            4.4 ABSENCE OF REGISTRATION. It understands that:

            (a) The Shares to be sold and issued hereunder (and the Common Stock to which such shares may be converted) are unregistered and may be required to be held indefinitely unless they are subsequently registered under the Securities Act, or an exemption from such registration is available.

            (b) Except as provided in Section 8, the Company is under no obligation to file a registration statement with the Securities and Exchange Commission (the "Commission") with respect to the Shares (or the Common Stock to which such shares may be converted).

            (c) Rule 144 promulgated under the Securities Act ("Rule 144"), which provides for certain limited sales of unregistered securities, is not presently available with respect to the Shares (or the Common Stock to which such shares may be converted), and the Company is under no obligation to make Rule 144 available except as otherwise provided in
      Section 7.6.

            4.5 RESTRICTIONS ON TRANSFER. (a) It will not offer, sell, pledge, hypothecate, or otherwise dispose of the Shares (or the Common Stock to which such shares may be converted) unless such offer, sale, pledge, hypothecation or other disposition is (i) registered under the Securities Act, or (ii) in compliance with an opinion of counsel to the Purchaser, delivered to the Company and reasonably acceptable to the Company, to the effect that such offer, sale, pledge, hypothecation or other disposition thereof does not violate the Securities Act, and (b) the certificate(s) representing the Shares (and any Common Stock to which such shares may be converted) shall bear a legend stating in substance:

            THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED, SOLD OR OTHERWISE

            TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER SAID ACT OR, IN THE OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION DOES NOT VIOLATE THE PROVISIONS THEREOF.

            Upon request of a holder of Series C Preferred, the Company shall remove the legend set forth above from the certificates evidencing such Shares, or issue to such holder new certificates therefor free of such legend, if with such request the Company shall have received an opinion of counsel selected by the holder and reasonably satisfactory to the Company, in form and substance reasonably satisfactory to the Company, to the effect that such Shares are not required by the Securities Act to continue to bear the legend.

            4.6 TRANSFER INSTRUCTIONS. It agrees that the Company may provide for appropriate transfer instructions to implement the provisions of
      Section 4.5 hereof.

            4.7 ECONOMIC RISK. It understands that it must bear the economic risk of the investment represented by the purchase of Shares for an indefinite period.

            4.8 FEES AND COMMISSIONS. It represents and warrants that it has not retained, or otherwise authorized to act, any Intermediary in connection with the transactions contemplated by this Agreement and agrees to indemnify and hold harmless the Company from liability for any compensation to any Intermediary retained or otherwise authorized to act by, or on behalf of, the Purchaser and the fees and expenses of defending against such liability or alleged liability.

      5. CONDITIONS TO CLOSING OF THE PURCHASERS. The obligation of each Purchaser on the Closing Date to purchase the Shares to be purchased under this Agreement on the Closing Date by it shall be subject to each of the following conditions precedent, any one or more of which may be waived by Purchasers purchasing at least 66-2/3% of the Shares to be purchased at the Closing:

            5.1 REPRESENTATIONS AND WARRANTIES. The representations and warranties made by the Company herein shall be true and accurate on and as of the Closing Date as if made on such Date, except to the extent that such representations and warranties are made as of a specified date, in which case such representations and warranties shall be true in all material respects as of the specified date.

            5.2 PERFORMANCE. The Company shall have performed and complied with all agreements and conditions contained herein or in other ancillary documents incident to the transactions contemplated by this Agreement required to be performed or complied with by it prior to or at the Closing Date.

            5.3 CONSENTS, ETC. The Company shall have secured all permits, consents and authorizations that shall be necessary or required lawfully prior to the Closing to consummate this Agreement and to issue the Shares to be purchased by each Purchaser at the Closing, and the Third Restated Certificate shall have been duly filed with the Secretary of State of the State of Delaware.

            5.4 COMPLIANCE CERTIFICATES. The Company shall have delivered to the Purchasers or their representative at the Closing an Officer's Certificate to the effect that all conditions specified in Sections 5.1 through 5.3 have been fulfilled.

            5.5 PROCEEDINGS AND DOCUMENTS. All corporate and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be reasonably satisfactory in substance and form to the Purchasers and their counsel, and the Purchasers and their counsel shall have received all such counterpart originals or certified or other copies of such documents as the Purchasers or their counsel may reasonably request.

            5.6 CO-SALE AGREEMENT. Each of the Key Employees, the Prior Investors and the Company shall have entered into a Co-Sale Agreement with the Purchasers, substantially in the form annexed hereto as Exhibit C.

            5.7 COMPOSITION OF BOARD OF DIRECTORS. The Board of Directors shall consist of seven members, initially including: Berry Cash, Jon W. Bayless, Patrick Nettles, David Huber, Clifford Higgerson, and Michael J. Zak. The seventh Board seat shall be filled in accordance with Section 10(a) of this Agreement.

            5.8 OPINION OF COUNSEL. The Company shall have delivered to the Purchasers the opinion of Paul, Weiss, Rifkind, Wharton & Garrison, counsel to the Company, in the form annexed hereto as Exhibit D.

      6. CONDITIONS TO CLOSING OF COMPANY. The obligation of the Company on the Closing Date to issue and sell the Shares to be purchased under this Agreement on the Closing Date shall be subject to the representations and warranties made by the Purchasers herein being true and accurate on and as of the Closing Date as if made on such Date, except to the extent that such representations and warranties are made as of a specified date, in which case such representations and warranties shall be true in all material respects as of the specified date.

      7. AFFIRMATIVE COVENANTS.

            7.1 INSPECTION; BUSINESS REPORTS; ANNUAL OPERATING PLAN. The Company covenants and agrees that, for so long as an Investor (together with its affiliates) holds at least (a) 100,000 shares of Series C Preferred and/or Common Stock issued upon conversion of Series C Preferred, or (b) 750,000 of the Preferred Shares and/or Common Stock issued upon conversion of Preferred Shares, other than shares of Common Stock issued upon an Additional Automatic Conversion Event (as defined in Article Fifth, Section (d)(ii)(B) of the Third Restated Certificate) (the "Investor Shares"), as adjusted for stock splits, stock dividends, recapitalizations, reclassifications and similar events (together herein called "Recapitalization Events"):

            (a) the Company will permit any authorized representatives of any such Investor free and full access at normal business hours and upon advance notification to all of the books, records, personnel and properties of the Company, for any purpose whatsoever, subject to Section
      7.9 hereof;

            (b) the Company shall provide to all such Investors by December 31, 1995, and by December 31 of each fiscal year thereafter, an operating plan, setting forth the operational and strategic plans of the Company for the coming fiscal year; and

            (c) any such Investor shall be entitled to have one designee attend (but not to vote at) meetings of the Board of Directors (and business discussions immediately prior to such meetings) as an observer, provided that such designee shall not be entitled to be present at those portions of any such meetings in which the Board of Directors will be discussing issues that are competitive with the business of the Investor, such determination to be made in the Board's good faith business judgment.

      7.2 ACCOUNTING. The Company will maintain and cause each of its Subsidiaries (other than inactive Subsidiaries) to maintain a system of accounting established and administered in accordance with GAAP consistently applied, and will set aside on its books and cause each of its operating Subsidiaries to set aside on its books all such proper reserves as shall be required by GAAP. For purposes of this Agreement, "Subsidiary" means any corporation or entity at least a majority of whose voting securities are at the time owned by the Company, or by one or more Subsidiaries, or by the Company and one or more Subsidiaries.

      7.3 MONTHLY AND ANNUAL FINANCIAL STATEMENTS. The Company will deliver to each Investor holding at least (i) 100,000 shares of Series C Preferred and/or Common Stock issued upon conversion of Series C Preferred, or (ii) 750,000 Investor Shares:

            (a) within 30 business days after the end of each calendar month, an unaudited consolidated balance sheet of the Company and its Subsidiaries as at the end of each such month and unaudited consolidated statements of
      (i) income and (ii) cash flow of the Company and its Subsidiaries for each such month and for the period from the beginning of the current fiscal year to the end of such month. Such financial statements shall be in reasonable detail and certified by the chief financial officer of the Company that such financial statements were prepared in accordance with GAAP (subject to (x) there being no footnotes contained therein and (y) changes resulting from year-end audit adjustments), applied on a basis consistent (except as otherwise disclosed therein and consented to by a majority of the Board of Directors) with that of preceding periods, and except as otherwise stated therein, shall present fairly the financial position of the Company as of their date; and

            (b) within 90 days after the end of each fiscal year of the Company, a consolidated balance sheet of the Company and its Subsidiaries as of the end of such year and statements of income and statements of cash flow of the Company and its Subsidiaries for such year, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and accompanied by the opinion thereon of a firm of independent public accountants of nationally recognized standing, which opinion shall state that such balance sheet and statements of income and cash flow have been prepared in accordance with GAAP applied on a basis consistent with that of the preceding fiscal year (except as otherwise approved by the Board of Directors), and present fairly and accurately the financial position of the Company as of their date, and that the audit by such accountants in connection with such financial statements has been made in accordance with GAAP.

            7.4 PROJECTIONS; BUDGETS; REPORTS. The Company will deliver, upon request, to each Investor (together with its affiliates) that holds at least 100,000 shares of Series C Preferred and/or 750,000 Investor Shares, as adjusted for Recapitalization Events:

            (a) within the first 45 days after the beginning of each fiscal year, projections of the statements referred to in paragraph (a) of
      Section 7.3 of this Agreement for each month in such year;

            (b) within the first 30 days after the beginning of each fiscal quarter, revised projections of the statements referred to in paragraph
      (a) of Section 7.3 of this Agreement.

            (c) at least 30 days prior to the beginning of each fiscal year, a budget for such fiscal year, substantially in the form of the prior budget delivered to the Investors, setting forth in detail reasonably acceptable to the Investors the Company's budget for such fiscal year; provided, however, that the Company will deliver the budget for 1996 by January 30, 1996;

            (d) promptly upon the filing thereof, reports and statements filed by the Company or any of its Subsidiaries with the Commission (or any governmental authority succeeding to any of its functions) or with any securities exchange; and

            (e) with reasonable promptness, such other information and data with respect to the Company or any of its Subsidiaries as from time to time may be reasonably requested.

            7.5 USE OF PROCEEDS. The Company shall use the proceeds from the sale of the Shares in order to fund operating losses and working capital requirements.

            7.6 PUBLIC INFORMATION. At any time and from time to time after the earlier of the close of business on such date as (a) a registration statement filed by the Company under the Securities Act becomes effective,
      (b) the Company registers a class of securities under Section 12 of the Securities Exchange Act of 1934, as amended, or any federal statute or code which is a successor thereto

      (the "Exchange Act"), or (c) the Company issues an offering circular meeting the requirements of Regulation A under the Securities Act, the Company shall undertake to make publicly available and available to the Holders (as hereinafter defined in Section 8), pursuant to Rule 144, such information as is necessary to enable the Holders to make sales of Registrable Stock (as hereinafter defined in Section 8) pursuant to that Rule. The Company shall comply with the current public information requirements of Rule 144 and shall furnish thereafter to any Holder, upon request, a written statement executed by the Company as to the steps it has taken to so comply.

            7.7 INSURANCE. The Company will maintain life insurance upon the lives of the Key Employees in a minimum amount of $1,000,000 each, with the proceeds payable to the Company, unless the Board of Directors determines that such insurance is no longer required to protect the interests of the Company. The Company also shall obtain and keep in effect so long as the Board of Directors deems advisable, term life insurance on the lives of such other employees as, and in the principal amounts as, the Board of Directors shall determine, in each case with proceeds payable to the Company. The Company will keep and maintain in full force and effect fire, casualty and umbrella liability insurance policies, with extended coverage, reasonably sufficient in amount to allow it to replace any of its properties that might be damaged or destroyed or pay reasonably foreseeable liabilities to which it may be subject.

            7.8 EMPLOYEE STOCK OPTIONS. From and after the date of this Agreement, except as specifically approved by the Company's Board of Directors, all shares of Common Stock and all options granted by the Company to employees, consultants, officers and non-investor directors for shares of Common Stock (a) shall, until an IPO (as defined in Section 7.12), be subject to a right of first refusal in favor of the Company, (b) shall vest over a four-year period as follows: (i) 1/4 at the end of the twelfth calendar month following the commencement of such person's employment or other retention, and (ii)

      1/48 at the end of each month for the next 36 months of such employment or other retention, and shall be subject to the right of the Company to repurchase any non-vested stock at the price paid by the employee prior to full vesting; provided that upon a sale of the Company (whether pursuant to a stock or asset transaction) or a merger of the Company with and into another company (unless the Company is the surviving corporation), all non-vested shares shall immediately become vested and (c) shall be subject to a restriction against transfer of non-vested stock, other than to a family trust. The rights of the Company in (a) and (b) hereof are assignable by the Company, subject to the approval of a majority of the Board of Directors, except that any assignment pursuant to Section 7.10(e) hereof shall not require Board approval.

            7.9 CONFIDENTIALITY. Any information provided pursuant to Sections 7.1, 7.3 and 7.4 shall be used by each Investor solely in furtherance of its interests as an investor in the Company, and each Investor shall (except as otherwise required by law) maintain the confidentiality of all confidential information of the Company obtained under said sections, provided that (a) the Company makes an appropriate designation of any such confidential information, and (b) any other term of this Agreement to the contrary notwithstanding, the Company shall not be obligated to disclose any information under such Sections, the disclosure of which it believes in good faith would be detrimental to the business of the Company, except that nothing in this clause (b) will limit in any way the obligation of the Company and its officers to fully disclose the business affairs of the Company to the members of the Board of Directors that have entered into confidentiality agreements for the benefit of the Company. The term "confidential information" shall not include such information that (i) is or becomes generally available to the public other than as a result of a disclosure by an Investor or its agents, representatives or employees in violation of its obligations hereunder; (ii) is or becomes available to an Investor on a non-confidential basis from a source (other than the Company or one of its directors, officers, agents, representatives or employees) that is not prohibited from disclosing such information by a legal, contractual or fiduciary obligation; or (iii) was known to an Investor on a non-confidential basis prior to its disclosure to such Investor by the Company.

            In the event that an Investor, or anyone to whom an Investor transmits any confidential information, becomes legally compelled to disclose any confidential information, such person will provide the Company with prompt notice so that it may seek a protective order or other appropriate remedy and/or waive compliance with the provisions of this
      Section 7.9. In the event that such protective order or other remedy is not obtained, or the Company waives compliance with the provisions of this
      Section 7.9, the Investor will furnish only that portion of the confidential information that it is advised by counsel is legally required and will exercise its reasonable efforts to obtain reliable assurance that confidential treatment will be accorded the confidential information.

            7.10 RIGHT OF FIRST REFUSAL. The Company hereby grants to each Investor the right of first refusal to purchase, pro-rata, all (or any part) of (x) New Securities (as defined in Section 7.10(a) below) that the Company may, from time to time, propose to sell and issue and (y) Employee Stock (as defined in Section 7.10(d) below) that the Company is entitled to, but shall not, repurchase from an employee. The Investor's pro rata share shall be the ratio of the number of Preferred Shares then held by the Investor as of the date of the Rights Notice (as defined in Section 7.10(b)) or the Repurchase Notice (as defined in Section 7.10(e)), as the case may be, to the sum of the total number of Preferred Shares then held by all Investors (including for this purpose permitted transferees of the Investor pursuant to Section 7.10(f) hereof) as of such date. This right of first refusal shall be subject to the following provisions:

            (a) "New Securities" shall mean any Common Stock or preferred shares of any kind of the Company, whether now or hereafter authorized, and rights, options, or warrants to purchase said Common Stock or preferred shares, and securities of any type whatsoever that are, or may become, convertible into said Common Stock or preferred shares; provided, however, that "New Securities" shall not include (i) securities issuable with respect to the Preferred Shares issued on or prior to the date hereof and shares of Series C Preferred issued hereunder; (ii) securities issuable upon exercise of warrants, options and rights issued prior to the date hereof and Common Stock issuable upon conversion of any securities issued under this clause (ii); (iii) securities offered to the public pursuant to a registration statement filed under the Securities Act; (iv) securities issued in connection with the acquisition of another corporation, business entity or line of business of another business entity by the Company by merger, consolidation, purchase of all or substantially all of the assets, or other reorganization as a result of which the Company owns not less than fifty-one percent (51%) of the voting power of such corporation; (v) shares of the Company's Common Stock or preferred shares issued in connection with any Recapitalization Event by the Company; (vi) securities authorized by the Company's Board of Directors to be issued in connection with the leasing or acquisition of assets by the Company or supply arrangements for the Company; (vii) options, warrants or rights issued pursuant to employee stock purchase and/or stock ownership plans that have been or will be adopted by the Company for Key Employees; (viii) securities reserved, not to exceed 2,110,000 shares of Common Stock, under employee stock option or purchase plans, or securities to be issued to consultants of the Company or in connection with an acquisition or the formation of a joint venture, in each case as approved by the Board of Directors; or (ix) securities issued pursuant to Section 18 hereof.

            (b) If the Company proposes to issue New Securities, it shall give the Investors written notice (the "Rights Notice") of its intention, describing the New Securities, the price, the general terms upon which the Company proposes to issue them, and the number of shares that the Investor has the right to purchase under this Section 7.10. Each Investor (including for this purpose any permitted transferee of an Investor under Section 7.10(f) hereof) shall have twenty-five (25) days from delivery of the Rights Notice to agree to purchase (i) all or any part of its pro-rata share of such New Securities and (ii) all or any part of the pro-rata share of any other Investor to the extent that such other Investor does not elect to purchase its full pro-rata share, in each case for the price and upon the general terms specified in the Rights Notice, by giving written notice to the Company setting forth the quantity of New Securities to be purchased. If the Investors who elect to purchase their full pro-rata shares also elect to purchase in the aggregate more than 100% of the New Securities, such New Securities shall be sold to such Investors in accordance with their respective pro-rata shares.

            (c) If the Investors fail to exercise in full the right of first refusal within the period or periods specified in Section 7.10(b), the Company shall have one hundred twenty (120) days after delivery of the Rights Notice to sell the unsold New Securities at a price and upon general terms no more favorable to the purchasers thereof than specified in the Company's notice. If the Company has not sold the New Securities within said one hundred twenty (120) day period the Company shall not thereafter issue or sell any New Securities without first offering such securities to the Investors in the manner provided above.

            (d) "Employee Stock" shall mean any Common Stock of the Company, whether now or hereafter authorized, that the Company has issued or sold to an employee pursuant to an employee stock purchase, option or benefit plan, agreement or other offering or arrangement, including, without limitation, all shares sold by the Company to employees of the Company subject to agreements of restriction by the Company and all Reserved Shares described in Section 3.2(b).

            (e) If the Company has the right to repurchase any Employee Stock from any employee for any reason, including, without limiting the generality of the foregoing, the termination of such employee's employment, and if it shall not repurchase all of the shares of such Employee Stock, it shall promptly give each Investor written notice (the "Repurchase Notice") of the Investor's right to repurchase, describing the Employee Stock, the price, the general terms upon which such Employee Stock is available for repurchase, and the number of shares that the Investor has the right to purchase under this Section
      7.10. Each Investor shall have fifteen (15) days from delivery of any such notice in accordance with Section 13 to agree to purchase (i) all or any part of its pro-rata share of such Employee Stock and (ii) all or any part of the pro-rata share of any other Investor (including, for this purpose, any assignee of an Investor's rights of first refusal under Section 7.10(f) hereof) to the extent that such other Investor does not elect to purchase his full pro-rata share, in each case for the price and upon the general terms specified in the notice by giving written notice to the Company setting forth the quantity of Employee Stock to be purchased. If the Investors who elect to purchase their full pro-rata shares also elect to purchase in the aggregate more than 100% of the Employee Stock, such Employee Stock shall be sold to such Investors in accordance with their respective pro-rata shares.

            (f) The rights of first refusal described in this Section 7.10 are nonassignable except to an affiliate of each Investor or any of such Investor's beneficial owners, including without limitation partners of a general or limited partnership, shareholders of a corporation, and beneficiaries of a trust (a "Beneficial Owner"). Each Investor shall be entitled to apportion the rights of first refusal hereby granted among itself and its affiliates and Beneficial Owners in such proportions as it deems appropriate.

            7.11 MAINTENANCE OF EXISTENCE AND PROPERTIES, ETC.. The Company will, and will cause each of its Subsidiaries to (a) maintain its corporate existence, rights, governmental approvals and franchises necessary to the conduct of its business, (b) keep its properties in good repair, working order and condition, reasonable wear and tear excepted,
      (c) give appropriate notice of events of default pursuant to any agreements of the Company, (d) enter into transactions with "affiliates" or "associates" (as those terms are defined in Rule 405 promulgated under the Securities Act) only on fair and reasonable terms and (e) promptly pay and discharge, or cause to be paid and discharged, when due and payable, all lawful taxes, assessments and governmental charges or levies imposed upon the income, profits, property or business of the Company or any Subsidiary; provided, however, that any such tax, assessment, charge or levy need not be paid if the validity thereof shall at the time be contested in good faith by appropriate proceedings and provided further that, unless otherwise approved by the Board of Directors, the Company will pay all such taxes, assessments, charges or levies forthwith upon the commencement of proceedings to foreclose any lien which may have attached as security therefor.

            7.12 TERMINATION OF COVENANTS. The covenants set forth in Sections
      7.1 through 7.4, 7.10 and 7.11 shall terminate and be of no further force or effect on the consummation of the first firm commitment underwritten public offering of securities of the Company pursuant to a registration statement filed by the Company under the Securities Act (an "IPO") or with respect to shares of Common Stock held by an Investor that have been issued upon conversion of Preferred Shares pursuant to an Additional Automatic Conversion Event (as defined in Article Fifth, Section
      (d)(ii)(B) of the Third Restated Certificate).

      8. REGISTRATION. The following provisions govern the registration of Common Stock:

            8.1 DEFINITIONS. As used herein, the following terms have the following meanings:

            Forms S-1, S-2 and S-3: The forms so designated, promulgated by the Commission for registration of securities under the Securities Act, and any forms succeeding to the functions of such forms, whether or not bearing the same designation.

            Holder: A holder of Registrable Stock (subject to Section 8.13 hereof), provided that anyone who acquires any Registrable Stock in a distribution pursuant to a registration statement filed by the Company under the Securities Act shall not thereby be deemed to be a "Holder".

            Key Employees: The Key Employees and certain employees of the Company designated by a majority of the Board of Directors from time to time as "Key Employees"; provided that in no event shall a person be considered a Key Employee if such person is no longer employed by the Company.

            "Register", "registered" and "registration" refer to a registration effected by filing a registration statement in compliance with the Securities Act and the declaration or ordering by the Commission of effectiveness of such registration statement.

            Registrable Stock: All shares of Common Stock issued or issuable upon conversion of the Preferred Shares (other than shares converted pursuant to an Additional Automatic Conversion Event) or held by a person to whom registration rights have been transferred pursuant to the provisions of this Section 8, all shares of Common Stock issued by the Company in respect of such shares and all shares of Common Stock that the Investors may hereafter purchase pursuant to their rights of first refusal or otherwise, or Common Stock issued on conversion or exercise of securities so purchased.

            Required Demand Amount: 51% of the Registrable Stock then outstanding, in the case of the first registration effected pursuant to Section 8.2, and 25% of the Registrable Stock then outstanding, in the case of the second registration effected pursuant to Section 8.2.

            Subject Stock: All Registrable Stock held by the Investors or by a person to whom registration rights have been transferred pursuant to this Section 8, and the shares of Common Stock held by the Key Employees. Subject Stock shall not include shares acquired in a distribution pursuant to a registration statement filed by the Company under the Securities Act.

            8.2 REQUIRED REGISTRATION. (a) If (i) the holder or holders of an aggregate of at least the Required Demand Amount propose to dispose of at least 20% of the then outstanding Registrable Stock (such holder or holders being herein called the "Initiating Holders"), and (ii) such disposition may not, in the opinion of such Initiating Holders, be effected in the public marketplace (as opposed to a private transaction under the Securities Act) on equally favorable net terms to the Initiating Holders without registration of such shares under the Securities Act, the Initiating Holders may request the Company in writing to effect such registration, stating the number of shares of Registrable Stock to be disposed of by such Initiating Holders (which, in the aggregate, shall be not less than 20% of the then outstanding Registrable Stock) and the intended method of disposition. Upon receipt of such request, the Company will give prompt written notice thereof to all other Holders whereupon such other Holders shall give written notice to the Company within 20 days after the date of the Company's notice (the "Notice Period") if they propose to dispose of any shares of Registrable Stock pursuant to such registration, stating the number of shares of Registrable Stock to be disposed of by such Holder or Holders and the intended method of disposition.

            (b) The Key Employees may register securities for sale for their own account in the registration requested pursuant to this Section 8.2, subject to limitations on the number of shares which may be imposed by the underwriter as set forth in Section 8.4(d) below. At the time the Company shall give the notice to Holders required by Section 8.2(a), it shall also give the same notice to the Key Employees whereupon each Key Employee shall give written notice to the Company within the Notice Period if such Key Employee proposes to dispose of any shares of Common Stock held by him or her pursuant to such registration, stating the number of shares of Common Stock to be disposed of by such Key Employee and the intended method of disposition.

            (c) The Company will use its best efforts to effect promptly after the Notice Period the registration under the Securities Act of all shares of Subject Stock specified in the requests of the Initiating Holders, the requests of the other Holders and the requests of the Key Employees, subject, however, to the limitations set forth in Section 8.4.

            8.3 REGISTRATION PROCEDURES. Whenever the Company is required by the provisions of this Section 8 to use its best efforts to effect promptly the registration of shares of Registrable Stock, the Company will:

            (a) prepare and file with the Commission a registration statement with respect to such shares and use its best efforts to cause such registration statement to become and remain effective as provided herein;

            (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and current and to comply with the provisions of the Securities Act with respect to the disposition of all shares covered by such registration statement, including such amendments and supplements as may be necessary to reflect the intended method of disposition from time to time of the prospective seller or sellers of such shares, but for no longer than one hundred twenty (120) days subsequent to the effective date of such registration in the case of a registration statement on Form S-1 or S-2 and for no longer than ninety (90) days in the case of a registration statement on Form S-3;

            (c) furnish to each prospective seller such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents, as such seller may reasonably request in order to facilitate the public sale or other disposition of the shares owned by such seller;

            (d) use its best efforts to register or qualify the shares covered by such registration statement under such other securities or blue sky or other applicable laws of such jurisdiction within the United States as each prospective seller shall reasonably request, to enable such seller to consummate the public sale or other disposition in such jurisdictions of the shares owned by such seller; provided, however, that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not at the time so qualified or to take any action which would subject it to service of process in suits other than those arising out of the offer or sale of the Subject Stock covered by such registration statement in any jurisdiction where it is not at the time so subject;

            (e) furnish to each prospective seller (i) a signed counterpart, addressed to the prospective sellers, of an opinion of counsel for the Company, dated the effective date of the registration statement, covering substantially the same matters with respect to the registration statement (and the prospectus included therein) as are customarily covered (at the time of such registration) in opinions of issuer's counsel delivered to the underwriters in underwritten public offerings of securities, and (ii) a letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Stock;

            (f) in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering; each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement;

            (g) notify each Holder of Registrable Stock covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; and

            (h) apply for listing and use its best efforts to list the Registrable Stock being registered on any national securities exchange on which a class of the Company's equity securities are listed or, if the Company does not have a class of equity securities listed on a national securities exchange, apply for qualification and use its best efforts to qualify the Registrable Stock being registered for inclusion on the automated quotation system of the National Association of Securities Dealers, Inc. or on a national securities exchange.

            8.4 LIMITATIONS ON REQUIRED REGISTRATIONS. (a) The Company shall not be required to effect more than two registrations on behalf of the Investors pursuant to Section 8.2.

            (b) The Company shall not be required to cause a registration requested pursuant to Section 8.2 to become effective prior to the earlier of (i) December 1, 1998 and (ii) the expiration of six (6) months after the effective date of the first registration statement initiated by the Company (other than a registration effected solely to implement an employee benefit plan or a transaction to which Rule 145 of the Commission is applicable).

            (c) The Company shall not register securities for sale for its own account in any registration requested pursuant to Section 8.2 unless permitted to do so by the written consent of Holders who hold at least 51% of the Registrable Stock as to which registration has been requested. The Company may not cause any other registration of securities for sale for its own account (other than a registration effected solely to implement an employee benefit plan) to be initiated after a registration requested pursuant to Section 8.2, unless such other registration becomes effective at least 120 days after the effective date of any registration requested pursuant to Section 8.2.

            (d) Whenever a requested registration is for an underwritten offering, only shares which are to be included in the underwriting may be included in the registration. Notwithstanding the provisions of Sections 8.2(b) and 8.4(c), if the underwriter determines that (i) marketing factors require a limitation of the total number of shares to be underwritten or a limitation of the total number of shares of the Key Employees to be underwritten, or (ii) the offering price per share would be reduced by the inclusion of the shares of the Key Employees and/or the Company, then the number of shares to be included in the registration and underwriting shall first be allocated among all Holders who indicated to the Company their decision to distribute any of their Registrable Stock through such underwriting, in proportion, as nearly as practicable, to the respective numbers of shares of Registrable Stock owned by such Holders at the time of filing the registration statement, then to the Key Employees who have indicated to the Company their decision to distribute any of their Subject Stock through such underwriting, in proportion, as nearly as practicable, to the respective numbers of shares of Subject Stock owned by the Key Employees at the time of filing of the registration statement, and the remainder, if any, to the Company; provided, however, that if the underwriter determines that marketing factors require a limitation of the number of shares of the Key Employees to be underwritten or that the offering price per share would be reduced by the inclusion of the shares of the Key Employees, then the number of shares of the Key Employees that may be so included shall be reduced, or eliminated from registration, as the underwriter shall advise. No stock excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration. If any Holder, Key Employee or the Company disapproves of any such underwriting, such person may elect to withdraw therefrom by written notice to the Initiating Holders and the underwriter. The securities so withdrawn from such underwriting shall also be withdrawn from such registration.

            (e) The Company shall not be required to effect a registration pursuant to Section 8.2 unless the proposed disposition of shares of Subject Stock has an aggregate expected offering price (before deduction of underwriting discounts and expenses of sale) of not less than $5,000,000.

            (f) If at the time of any request to register Registrable Stock pursuant to Section 8.2 hereof, the Company is engaged, or has fixed plans to engage within 90 days of the time of the request, in a registered public offering as to which the Holders may include such Stock pursuant to
      Section 8.5 hereof or is engaged in any other activity which, in the good faith determination of the Company's Board of Directors, would be adversely affected by the requested registration to the material detriment of the Company, then the Company may at its option direct that such request be delayed for a period not in excess of six months from the effective date of such offering, or the date of commencement of such other material activity, as the case may be, such right to delay a request to be exercised by the Company not more than once while the rights set forth in
      Section 8.2 are in effect.

            (g) The registration rights granted under Section 8.2 shall terminate as to any Holder or permissible transferees or assignee of such rights if such person (i) holds one percent (1%) or less of the outstanding shares of Common Stock of the Company and (ii) would be permitted to sell all of the Subject Stock held by it pursuant to Rule 144(k).

            8.5 INCIDENTAL REGISTRATION. If the Company at any time proposes to register any of its securities under the Securities Act (other than a registration effected solely to implement an employee benefit plan or a transaction to which Rule 145 of the Commission is applicable), it will each such time give prompt written notice to all Holders and to the Key Employees of its intention so to do. Upon the written request of a Holder or Holders or a Key Employee or Key Employees given within 20 days after receipt of any such notice (stating the number of shares of Subject Stock to be disposed of by such Holder or Holders or such Key Employee or Key Employees and the intended method of disposition), the Company will use its best efforts to cause all such shares of Subject Stock intended to be disposed of, the Holders or the Key Employees owners of which shall have requested registration thereof, to be registered under the Securities Act so as to permit the disposition (in accordance with the methods in said request) by such Holder or Holders or such Key Employee or Key Employees of the shares so registered, subject, however, to the limitations set forth in Section 8.6.

            8.6 LIMITATIONS ON INCIDENTAL REGISTRATION. If the registration of which the Company gives notice pursuant to Section 8.5 is for an underwritten offering, only securities that are to be included in the underwriting may be included in the registration. Notwithstanding any provision of Section 8.5, if the underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the underwriter may eliminate or reduce the number of shares of Subject Stock to be included in the registration and underwriting. The Company shall so advise all Holders and the Key Employees (except those Holders and Key Employees who have not indicated to the Company their decision to distribute any of their Subject Stock through such underwriting), and the number of shares of Subject Stock that may be included in the registration and underwriting shall be allocated among such Holders and Key Employees in proportion, as nearly as practicable, to the respective amounts of Subject Stock owned by such Holders and Key Employees at the time of filing the registration statement. No Subject Stock excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration. If any Holder or Key Employee disapproves of any such underwriting, such person may elect to withdraw therefrom by written notice to the Company and the underwriter. The Subject Stock and/or other securities so withdrawn from such underwriting shall also be withdrawn from such registration. The registration rights granted under Section 8.5 shall terminate as to any Key Employee or Holder or permissible transferees or assignee of such rights if such person (a) holds one percent (1%) or less of the outstanding shares of Common Stock of the Company and (b) would be permitted to sell all of the Subject Stock held by him pursuant to Rule 144(k).

            8.7 DESIGNATION OF UNDERWRITER. (a) In the case of any registration effected pursuant to Section 8.2 or 8.8, a majority in interest of the requesting Holders shall have the right to designate the managing underwriter(s) in any underwritten offering.

            (b) In the case of any registration initiated by the Company, the Company shall have the right to designate the managing underwriter in any underwritten offering.

            8.8 FORM S-3. (a) The Company shall register its Common Stock under the Exchange Act as soon as legally permissible following the effective date of the first registration of any securities of the Company on Form S-1 and the Company shall thereafter file all reports and effect all qualifications and compliances as would permit or facilitate the sale and distribution of its stock on Form S-3. After the Company has qualified for the use of Form S-3, the Holders shall have the right to request up to six
      (6) registrations on Form S-3 (such requests shall be in writing and shall state the number of shares of Registrable Stock to be disposed of and the intended method of disposition) subject only to the following:

            (i) The Company shall not be required to effect a registration pursuant to this Section 8.8 unless the Holder or Holders requesting registration propose to dispose of shares of Registrable Stock having an aggregate expected public offering price (before deduction of underwriting discounts and expenses of sale) of at least $500,000.

            (ii) The Company shall not be required to effect a registration pursuant to this Section 8.8 more frequently than once during any twelve-month period.

      The Company shall give prompt written notice to all Holders and Key Employees of the receipt of a request for registration pursuant to this
      Section 8.8 and shall provide a reasonable opportunity for other Holders and Key Employees to participate in the registration, provided that if the registration is for an underwritten offering, the terms of paragraph (d) of Section 8.4 shall apply to all participants in such offering. Subject to the foregoing, the Company will use its best efforts to effect promptly the registration of all shares of Subject Stock on Form S-3 to the extent requested by the Holder or Holders thereof or by a Key Employee.

            (b) The registration rights granted under this Section 8.8 shall terminate as to any Holder or permissible transferees or assignee of such rights if such person (a) holds one percent (1%) or less of the outstanding shares of Common Stock of the Company and (b) would be permitted to sell all of the Subject Stock held by it pursuant to Rule 144(k).

            8.9 COOPERATION BY PROSPECTIVE SELLERS. (a) Each prospective seller of Subject Stock, and each underwriter designated by a majority in interest of the requesting Holders, will furnish to the Company such information as the Company may reasonably require from such seller or underwriter in connection with the registration statement (and the prospectus included therein).

            (b) Failure of a prospective seller of Subject Stock to furnish the information and agreements described in this Section 8.9 shall (i) with respect to registration rights under
      Section 8.2, terminate such prospective seller's registration rights, and
      (ii) with respect to registration rights under Section 8.5, terminate such prospective seller's registration rights with respect to the registration at issue. However, such failure shall not affect the obligations of the Company under this Section 8 to remaining sellers who furnish such information and agreements unless, in the reasonable opinion of counsel to the Company or the underwriters, such failure impairs or may impair the viability of the offering or the legality of the registration statement or the underlying offering.

            (c) The Holders and the Key Employees holding shares included in the registration statement will not (until further notice) effect sales thereof after receipt of telegraphic or written notice from the Company to suspend sales to permit the Company to correct or update a registration statement or prospectus; but the obligations of the Company with respect to maintaining any registration statement current and effective shall be extended by a period of days equal to the period such suspension is in effect unless (i) such extension would result in the Company's inability to use the financial statements in the registration statement initially filed pursuant to the Holder or Holders' request and (ii) such correction or update did not result from the Company's acts or failures to act.

            At the end of the period during which the Company is obligated to keep the registration statement current and effective as described in paragraph (b) of Section 8.3 (and any extensions thereof required by the preceding sentence), the Holders and the Key Employees holding shares included in the registration statement shall discontinue sales of shares pursuant to such registration statement upon receipt of notice from the Company of its intention to remove from registration the shares covered by such registration statement which remain unsold, and such Holders and Key Employees shall notify the Company of the number of shares registered which remain unsold immediately upon receipt of such notice from the Company.

            8.10 EXPENSES OF REGISTRATION. (a) All expenses incurred in effecting any registration pursuant to Sections 8.2 and 8.5 including, without limitation, all registration and filing fees, printing expenses, expenses of compliance with blue sky laws, fees and disbursements of counsel for the Company, expenses, fees and disbursements of one special counsel retained by the Holders and/or the Key Employees not to exceed $10,000, and expenses of any audits incidental to or required by any such registration, shall be borne by the Company, except (i) that all expenses, fees and disbursements of any additional counsel retained by the Holders and/or the Key Employees, and all underwriting discounts and commissions shall be borne by the Holders of and the Key Employees holding the securities registered pursuant to such registration, pro rata according to the quantity of their securities so registered; (ii) the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 8.2 if the registration request is subsequently withdrawn at the unilateral written request, not concurred in by the Company, of the Holders of a majority of the Registrable Securities to be registered (in which case all participating Holders shall bear such expenses), unless the Holders of a majority of the Registrable Securities agree to forfeit their right to one demand registration pursuant to
      Section 8.2; provided, however, that if immediately prior to the time of such withdrawal, the Holders have learned of a materially adverse change in the condition, business or prospects of the Company from that known to the Holders at the time of their request, then the Holders shall not be required to pay any of such expenses and shall retain their rights pursuant to Section 8.2; and (iii) with respect to registrations effectuated under Section 8.2, the Company shall be required to pay expenses only in respect of the first two such registrations.

            (b) All expenses incurred in effecting any registration pursuant to
      Section 8.8, including without limitation all registration and filing fees, printing expenses, expenses of compliance with blue sky laws, fees and disbursements of counsel for the Company, expenses, fees and disbursements of special counsel retained by the Holders and/or the Key Employees, all underwriting discounts and commissions, and expenses of any audits incidental to or required by any such registration, shall be borne by the Holders of, and the Key Employees holding, the securities registered pursuant to such registration, pro rata according to the quantity of their securities so registered.

            8.11 INDEMNIFICATION. (a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder and Key Employee requesting or joining in a registration, each agent, officer and director of such Holders, each person controlling (within the meaning of Section 15 of the Securities Act) such Holder and each underwriter and selling broker of the securities so registered (collectively, "Indemnitees") against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other document incident to any registration, qualification or compliance (or in any related registration statement, notification or the like) or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation (or alleged violation) by the Company of the Securities Act, the Exchange Act or state securities laws or any rule or regulation promulgated under the Securities Act, the Exchange Act or a state securities law, in each case applicable to the Company, and will reimburse each such Indemnitee for any legal and any other fees and expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, provided, however, that the Company will not be liable to any Indemnitee in any such case to the extent that any such claim, loss, damage or liability is caused by any untrue statement or omission so made in strict conformity with written information furnished to the Company by an instrument duly executed by such Indemnitee and stated to be specifically for use therein and except that the foregoing indemnity agreement is subject to the condition that, insofar as it relates to any such untrue statement (or alleged untrue statement) or omission (or alleged omission) made in the preliminary prospectus but eliminated or remedied in the amended prospectus on file with the Commission at the time the registration statement becomes effective or in the amended prospectus filed with the Commission pursuant to Rule 424(b) (the "Final Prospectus"), such indemnity agreement shall not inure to the benefit of any underwriter, or any Indemnitee if there is no underwriter, if a copy of the Final Prospectus was not furnished to the person or entity asserting the loss, liability, claim or damage at or prior to the time such furnishing is required by the Securities Act; provided, further, that this indemnity shall not be deemed to relieve any underwriter of any of its due diligence obligations; provided, further, that the indemnity agreement contained in this subsection 8.11(a) shall not apply to amounts paid in settlement of any such claim, loss, damage, liability or action if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld.

            (b) To the extent permitted by law, each Holder and each Key Employee requesting or joining in a registration and each underwriter and selling broker of the securities so registered will indemnify and hold harmless the Company and its officers and directors and each person, if any, who controls any thereof within the meaning of Section 15 of the Securities Act and their respective successors against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other document incident to any registration, qualification or compliance (or in any related registration statement, notification or the like) or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading and will reimburse the Company and each other person indemnified pursuant to this paragraph (b) for any legal and any other fees and expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, provided, however, that this paragraph (b) shall apply only if (and only to the extent that) such statement or omission was made in reliance upon and in strict conformity with written information (including, without limitation, written negative responses to inquiries) furnished to the Company by an instrument duly executed by such Holder, Key Employee, underwriter or selling broker and stated to be specifically for use in such prospectus, offering circular or other document (or related registration statement, notification or the like) or any amendment or supplement thereto; and except that the foregoing indemnity agreement is subject to the condition that, insofar as it relates to any such untrue statement (or alleged untrue statement) or omission (or alleged omission) made in the preliminary prospectus but eliminated or remedied in the amended prospectus on file with the Commission at the time the registration statement becomes effective or in the Final Prospectus, such indemnity agreement shall not inure to the benefit of (i) the Company and
      (ii) any underwriter, Holder or Key Employee, if there is no underwriter, if a copy of the Final Prospectus was not furnished to the person or entity asserting the loss, liability, claim or damage at or prior to the time such furnishing is required by the Securities Act; provided, further, that this indemnity shall not be deemed to relieve any underwriter of any of its due diligence obligations; provided, further, that the indemnity agreement contained in this subsection 8.11(b) shall not apply to amounts paid in settlement of any such claim, loss, damage, liability or action if such settlement is effected without the consent of the Holder, Key Employee or underwriter, as the case may be, which consent shall not be unreasonably withheld; and provided, further, that the obligations of such Holders or Key Employees shall be limited to an amount equal to the net proceeds received by such Holder or Key Employee from the sale of Subject Stock in such offering as contemplated herein, unless such claim, loss, damage, liability or action resulted from such Holder's or Key Employee's intentional fraudulent misconduct.

            (c) Each party entitled to indemnification hereunder (the "indemnified party") shall give notice to the party required to provide indemnification (the "indemnifying party") promptly after such indemnified party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the indemnifying party (at its expense) to assume the defense of any claim or any litigation resulting therefrom, provided that counsel for the indemnifying party, who shall conduct the defense of such claim or litigation, shall be reasonably satisfactory to the indemnified party, and the indemnified party may participate in such defense at such party's expense, and provided further that the omission by any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under this Section 8.11 except to the extent that the omission results in a failure of actual notice to the indemnifying party and such indemnifying party is damaged as a result of the failure to give notice. No indemnifying party, in the defense of any such claim or litigation, shall consent, except with the consent of each indemnified party, to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

            (d) The reimbursement required by this Section 8.11 shall be made by periodic payments during the course of the investigation or defense, as and when bills are received or expenses incurred.

            (e) The obligation of the Company under this Section 8.11 shall survive the redemption, if any, of the Preferred Shares, and the completion of any offering of Subject Stock in a registration statement under this Section 8, or otherwise.

            8.12 RIGHTS THAT MAY BE GRANTED TO SUBSEQUENT INVESTORS. (a) Within the limitations prescribed by this paragraph (a), but not otherwise, the Company may grant to subsequent investors in the Company rights of incidental registration (such as those provided in Section 8.5). Such rights may only pertain to shares of Common Stock, including shares of Common Stock into which any other securities may be converted. Such rights may be granted with respect to (i) registrations actually requested by Initiating Holders pursuant to Section 8.2, but only in respect of that portion of any such registration as remains after inclusion of all Registrable Stock requested by Holders but before inclusion of any Subject Stock requested by the Key Employees and (ii) registrations initiated by the Company, but only in respect of that portion of such registration as remains after inclusion of all Subject Stock. With respect to registrations which are for underwritten public offerings, the number of shares held by subsequent investors that may be included in the underwriting shall be allocated as specified in clauses (i) and (ii) of the third sentence of this paragraph (a). Shares not included in such underwriting shall not be registered.

            (b) The Company may not grant to subsequent investors in the Company rights of registration upon request (such as those provided in Sections
      8.2 and 8.8) unless (i) such rights are limited to shares of Common Stock,
      (ii) all Holders and the Key Employees are given enforceable contractual rights to participate in registrations requested by such subsequent investors (but subordinate to the rights of priority of registration set forth in Sections 8.4(d) and 8.6), such participation to be on a pro-rata basis, and subject to the limitations, described in the final three sentences of paragraph (a) of this Section 8.12, (iii) such rights shall not become effective prior to 90 days after the effective date of the first registration pursuant to Section 8.2 and (iv) such rights shall not be more favorable than those granted to the Holders.

            8.13 TRANSFER OF REGISTRATION RIGHTS. The registration rights granted to the Investors under this Section 8 may be transferred but only to (i) a transferee who shall acquire not less than 500,000 shares of Registrable Stock, as adjusted for Recapitalization

      Events, (ii) affiliates of the Investors, (iii) Beneficial Owners, and
      (iv) spouses, ancestors, lineal descendants, and siblings (and lineal descendants and siblings of such spouses who acquire Registrable Stock by gift, will or intestate succession) if all such transferees or assignees agree in writing to appoint a single representative as their attorney in fact for the purpose of receiving any notices and exercising their rights under this Section 8.

            8.14 "STAND-OFF" AGREEMENT. In consideration for the Company performing its obligations under this Section 8, each Investor and each Key Employee severally agrees for such period of time (not to exceed 270 days) as is determined by the underwriters managing any underwritten offering of the Company's securities (the "Managing Underwriter") from the effective date of any registration (other than a registration effected solely to implement an employee benefit plan) of securities of the Company (upon request of the Company or of the Managing Underwriter) not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Subject Stock or any other stock of the Company held by each Investor or Key Employee, other than shares of Subject Stock included in the registration, without the prior written consent of the Company or such underwriters, as the case may be, provided that all officers and directors of the Company and each holder of more than 2% of the outstanding Common Stock shall enter into similar agreements.

            8.15 DELAY OF REGISTRATION. The Investors and the Key Employees shall have no right to take any action to restrain, enjoin, or otherwise delay any registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 8.

      9. NEGATIVE COVENANTS. (a) So long as not less than 500,000 Preferred Shares (as adjusted for Recapitalization Events) are outstanding, the Company shall not, without the affirmative vote of the holders of record of at least 51% of the outstanding Preferred Shares, voting together as one class:

            (i) declare or pay any dividends or make any other distributions on shares of Common Stock;

            (ii) repurchase, or permit any corporation, firm or entity under its control (a "Controlled Entity") to repurchase any shares of Series C Preferred, Series B Preferred, Series A Preferred or Common Stock (other than Employee Stock or redemptions effected upon the terms contained in the Third Restated Certificate);

            (iii) make, or permit any Controlled Entity to make, any investments in, loans, advances, capital contributions, or transfers of property to any person or entity (other than to the Company, a wholly-owned subsidiary of the Company or to their respective employees in the ordinary course of business as advances against salary, as employee expense advances or to enable such employees to either purchase Employee Stock or exercise options for Common Stock issued to them pursuant to stock option plans by giving a promissory note therefor);

            (iv) create, incur, assume, guaranty or become liable for, or permit any Controlled Entity to create, incur, assume, guaranty or become liable for, any Indebtedness other than (A) current liabilities of the Company not incurred through the borrowing of money or the obtaining of credit except credit on an open account customarily extended; (B) Indebtedness in respect of taxes or other governmental charges not yet due and payable or being contested in good faith and by appropriate proceedings; (C) refinancings of the Indebtedness listed in Schedule 3.5 in a principal amount not exceeding the outstanding principal and accrued interest on such Indebtedness; and (D) Indebtedness incurred in the ordinary course of business in connection with the acquisition by the Company after the date hereof of any personal property of the Company, provided that the amount of such Indebtedness in respect of any such acquisition shall not exceed $3,000,000 without the consent of at least 66-2/3% of the Board of Directors (for purposes of this subparagraph (a)(iv), Indebtedness shall include all obligations, contingent or otherwise, that in accordance with GAAP should be classified as liabilities on the balance sheet of the Company);

            (v) engage in any business other than the business engaged in at the Closing Date, or provided for in the Operating Plan, or liquidate or wind-up its business or its assets;

            (vi) merge with or consolidate into any corporation, firm or entity, or sell, lease or otherwise dispose of all or substantially all of its assets unless the Company is the surviving or acquiring entity;

            (vii) mortgage or pledge, or create a security interest in, or permit any Controlled Entity to mortgage, pledge or create a security interest in, all or substantially all of the property of the Company or such Controlled Entity, unless unanimously approved by the entire Board of Directors of the Company; or

            (ix) own, or permit any Controlled Entity to own, any stock or other securities of any Controlled Entity or other corporation, partnership or entity unless it is wholly owned by the Company, except certificates of deposit, high quality commercial paper, United States government securities and other short-term, high quality liquid investment grade securities.

            10. BOARD OF DIRECTORS. (a) The Investors and the Key Employees (in respect of the designations in clause (iv) below) shall act in all capacities and vote the shares of stock of the Company now or hereafter owned or controlled by them so as to cause and maintain the election to the Board of Directors of (i) one designee of the holders of a majority in interest of the Series C Preferred, voting as a single class, which designee shall be a designee of Weiss, Peck & Greer (the "WP&G Designee"), subject to the approval of the remaining directors, which approval shall not be unreasonably withheld, and which WP&G Designee Weiss, Peck & Greer may at any time and from time to time, in its sole discretion, remove; (ii) one designee of the holders of a majority in interest of the Series B Preferred, voting as a single class, which designee shall be a designee of Charles River Partnership VII; (iii) three designees of the holders of a majority in interest of the Series A Preferred, voting as a single class; and (iv) David Huber and Patrick Nettles. Weiss, Peck & Greer agrees to act with reasonable promptness to propose as a replacement of the initial WP&G Designee an outside director of recognized standing in the industry in which the Company operates, and thereafter, with respect to nominations of any subsequent WP&G Designees, to propose for consideration only candidates satisfying this same qualification criterion.

            (b) The Investors and Key Employees shall act in all capacities and/or vote the shares of stock of the Company now or hereafter owned or controlled by them so as to maintain the number of directors on the Board of Directors to be limited to seven members.

            (c) Each certificate for shares of capital stock of the Company owned by an Investor or Key Employee shall bear thereon substantially the following legend:

            "THE STOCK REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE TERMS OF A PREFERRED STOCK PURCHASE AGREEMENT DATED AS OF DECEMBER 20, 1995 WITH RESPECT TO THE VOTING OF THE SHARES REPRESENTED BY THIS CERTIFICATE, OR ANY INTEREST THEREIN, WHICH MAY BE EXAMINED AT THE OFFICES OF THE COMPANY."

            (d) Until the earlier of (i) the fifth anniversary of the date of this Agreement and (ii) the consummation by the Company of an IPO, neither Key Employee shall offer, sell, transfer, assign, pledge, hypothecate or otherwise dispose of in the aggregate, in one or more transactions, more than 10% of the shares of Common Stock owned by such Key Employee at the date of this Agreement (and without giving effect to any of the transactions contemplated hereby) without the prior consent of the Board of Directors, provided this provision shall not apply to any transactions exempted from the Amended and Restated Co-Sale Agreement of even date herewith pursuant to Section 2.05(a)(i)or (iv).

            (e) Each party shall act in all capacities to cause any transferee of the shares of its stock in the Company to assume the obligations of its or his transferor hereunder.

            (f) Any designee of any holder or holders of the Company's stock who shall serve as a member of the Board shall have full authority to exercise his discretion and business judgment to perform his duty as Director and shall incur no special obligation or liability to any of such holders as a result of such exercise. No party shall have any claim against any such designee, or the holder or holders who selected such designee, with regard to such selection. The Company shall take all actions as may be necessary to cause the Company to indemnify the members of the Board of Directors to the fullest extent permitted under applicable law.

            (g) The provisions of this Section 10 shall continue in effect until the earlier of (i) an Automatic Conversion Event (as defined in the Third Restated Certificate) or (ii) ten years from the date hereof.

      11. EXPENSES. The Company will pay (a) all the costs and expenses of the reproduction of this Agreement, of all agreements and documents referred to herein and of the certificates for the Shares; (b) all taxes (if any) payable with respect to this Agreement and the issuance of the Shares; (c) all costs of complying with the securities or Blue Sky laws of any jurisdiction with respect to the offering or sale of the Shares; (d) the cost of delivering to such address as each Purchaser shall specify the certificates for the Shares purchased by each such Purchaser; (e) the reasonable fees of special counsel for the Purchasers, not to exceed $17,500 plus actual expenses and disbursements, in connection with the subject matter of this Agreement and the transactions contemplated hereby (other than events described in Section 8 hereof) and payable at the Closing Date; and (f) the fees and expenses incurred with respect to any amendments to this

Agreement or the Third Restated Certificate proposed by the Company (whether or not the same become effective).

      12. SURVIVAL OF AGREEMENTS. All representations and warranties contained herein or made in writing by or on behalf of the Company in connection with the transactions contemplated hereby shall survive the execution and delivery of this Agreement (despite any investigation at any time made by the Purchasers or on their behalf) for a period of thirty-six months, and all agreement and covenants contained herein or made in writing by or on behalf of the Company in connection with the transactions contemplated hereby shall survive the execution and delivery of this Agreement (despite any investigation at any time made by the Investors or on their behalf). All statements contained in any certificate or other instrument executed and delivered by the Company or its duly authorized officers or representatives pursuant hereto in connection with the transactions contemplated hereby shall be deemed representations by the Company hereunder.

      13. NOTICES. All notices, requests, consents and other communications herein (except as stated in the last sentence of this Section 13) shall be in writing and shall be deemed to be delivered (i) on the date delivered, if personally delivered or transmitted via facsimile with return confirmation of such transmission; (ii) on the business day after the date sent, if sent by recognized overnight courier service and (iii) on the fifth day after the date sent, if mailed by first-class certified mail, postage prepaid and return receipt requested, as follows:

            (a)   If to the Company:
                  CIENA Corporation
                  8530 Corridor Road
                  Savage, Maryland  20763
                  Attention:  Patrick Nettles, President
                  Facsimile:  (301) 317-5441

                  with a copy to:

                  Paul, Weiss, Rifkind, Wharton & Garrison
                  1615 L Street, N.W., Suite 1300
                  Washington, D.C. 20036-5694

                  Attention: Phillip L. Spector, Esq.
                  Facsimile: (202) 223-7420

            (b) If to the Investors, at their respective addresses set forth in Schedules 1, 2.1 and 2.2 hereto; with a copy to:

                  Venture Law Group
                  2800 Sand Hill Road
                  Menlo Park, CA 94025
                  Attention: Mark B. Weeks, Esq.
                  Facsimile: (415) 854-1121

                  and

                  SVM Star Ventures Management GmSbH
                  Leopoldstrasse 28A
                  80802 Munich
                  Federal Republic of Germany
                  Facsimile: 49-89-381-70555

                  and

                  Leeway & Co.
                  State Street Bank and Trust Company
                  Master Trust Division
                  One Monarch Drive
                  Willard Building, 6th Floor, W6C
                  North Quincy, MA  02171
                  Attn:  William M. Mahoney
                  Facsimile:  (617) 847-2308

                  and

                  Leeway & Co.
                  c/o ATTIMCO
                  One Oak Way
                  Berkeley Heights, New Jersey 07922
                  Attn: Paul D. Fetsch
                        Investment Management
                        Organization
                  Facsimile:  (908) 771-9614
                  and

                  Leeway & Co.
                  c/o Actuarial Sciences Associates, Inc.
                  295 North Maple Avenue
                  Basking Ridge, New Jersey 07920
                  Attn: Clarin Schwartz, Esq.
                  Facsimile: (908) 953-8360

                  and

                  Ropes & Gray
                  One International Place
                  Boston, Massachusetts 02110-2624
                  Attn: Arthur G. Siler, Esq.
                  Facsimile: (617) 951-7050

or such other addresses as each of the parties hereto may provide from time to time in writing to the other parties. The financial statements and other reports required by Section 7 may be mailed by first-class regular mail.

      14. MODIFICATIONS; WAIVER. (a) Except as set forth in Section 14(b), neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally or in writing, except that any provision of this Agreement may be amended and the observance of any such provision may be waived (either generally or in a particular instance and either retroactively or prospectively) with (but only with) the written consent of (i) the Company, (ii) except for modifications of Sections 7 through 10, 13 and 17 through 22, the holders of at least 67% of the outstanding shares of the Preferred Shares (excluding from both the numerator and denominator of the fraction from which such percentage is derived all shares theretofore disposed of by the Investors or their Transferees pursuant to one or more registration statements under the Securities Act or pursuant to Rule 144 or otherwise) acting together as a single class, (iii) in the case of any modification of Sections 7 through 10, 13 and 17 through 22, the holders of at least 67% of the Investor Shares (excluding from both the numerator and denominator of the fracton from which such percentage is derived all shares therefore disposed of by the Investors or their Transferees pursuant to one or more registration statements under the Securities Act or pursuant to Rule 144 or otherwise) acting together as a single class, (iv) in the event of any modification of Section 8, Investors holding at least 67% of the Registrable Stock (with any shares of Preferred Shares voting as the number of shares of Common Stock into which they are then convertible) then held by the Investors, and (v) in the event the Key Employees' registration rights in
Section 8 are modified, waived or terminated, the holders of at least 51% of the aggregate number of shares of Common Stock outstanding as of the date of such modification, waiver or termination that are held by the Key Employees who at such time are stockholders of the Company; provided that this Section 14 may not be modified or amended without the written consent of all the parties hereto; and provided, further, that the Board of Directors shall be permitted to grant to any officer of the Company registration rights that are the equivalent of the Key Employees' registration rights and the granting of such officer registration rights shall not be deemed a modification of the Key Employees' registration rights, for purposes of this Section 14(a) if granted with the approval of a majority of the Board of Directors.

      (b) Notwithstanding anything to the contrary contained in Section 14(a), the Board of Directors of the Company may, from time to time, designate additional employees of the Company as "Key Employees," as such term is used in this Agreement. Each person so designated shall execute all such documents as shall be necessary so that he or she shall be considered a "Key Employee" within the meaning of this Agreement, and thereafter, all references to "Key Employees" in this Agreement shall be deemed to include such designee; provided that in no event shall a person be considered a Key Employee if such person is no longer employed by the Company.

      15. EXCULPATION AMONG PURCHASERS. Each Purchaser acknowledges that it is not relying upon any statements or instruments made or issued by any person, firm or corporation, other than the Company and its officers, directors and agents, in making its decision to invest in the Company. Each Purchaser agrees that no other Purchaser nor the respective controlling persons, officers, directors, partners, agents, or employees of any Purchaser shall be liable to such Purchaser for any action heretofore or hereafter taken or omitted to be taken by any of them in connection with the Preferred Shares (and Common Stock issued upon conversion thereof).

      16. ENTIRE AGREEMENT. This Agreement, together with the schedules and exhibits attached hereto and made a part hereof, contains the entire agreement between the parties with respect to the transactions contemplated hereby, and supersedes all negotiations, agreements, representations, warranties, commitments, whether in writing or oral, prior to the date hereof.

      17. SUCCESSORS AND ASSIGNS.

            (a) Except as otherwise expressly provided in this Agreement, all of the terms of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and transferees of the parties hereto, except that the rights set forth in Sections 7.1, 7.3 and
      7.4 hereof may be assigned but only

                  (i) to an assignee who shall acquire not less than 100,000
            Investor Shares or not less than 100,000 shares of Series C Preferred, as adjusted for Recapitalization Events; or

                           (ii) in connection with the distribution by a holder
                  of Investor Shares to a Beneficial Owner who holds at least 100,000 shares of Series C Investor Shares or Registrable Stock or not less than 100,000 shares of Series C Preferred, that has been distributed to it, as adjusted for Recapitalization Events.

            (b) Any other provision of this Agreement to the contrary notwithstanding, but at all times subject to the provisions of Sections 4.5(a) and (b) hereof, any of the STAR Purchasers (as defined in Schedule
      1) shall be entitled to transfer its shares and to freely assign all of its rights under this Agreement to any legal entity that controls, is controlled by, or is under common control with any of the STAR Purchasers, or that is managed by the Manager (as defined below), and such shares shall remain subject to the provisions of this Agreement. For purposes of this Section 17(b), the "Manager" means the entity that makes investment decisions for any of the STAR Purchasers, or any entity that controls, is controlled by, or is under common control with, such entity. For all purposes under this Agreement, the STAR Purchasers and any permitted transferee of any such STAR Purchaser shall be deemed together to be a single purchaser. Any other provision of this Agreement to the contrary notwithstanding, Leeway & Co. shall be entitled to transfer its shares and to freely assign all of its rights under this Agreement to any successor trustee or nominee or successor by reorganization of a qualified pension trust.

      18. ENFORCEMENT. (a) Remedies at Law or in Equity. If the Company shall default in any of its obligations under this Agreement or if any representation or warranty made by or on behalf of the Company in this Agreement or in any certificate, report or other instrument delivered under or pursuant to any term hereof shall be untrue or misleading in any material respect as of the date of this Agreement or as of the date it was made, furnished or delivered, the Purchasers or the Investors, as appropriate, may proceed to protect and enforce their rights by suit in equity or action at law, whether for the specific performance of any term contained in this Agreement or the Third Restated Certificate, injunction against the breach of any such term or in furtherance of the exercise of any power granted in this Agreement or the Third Restated Certificate, or to enforce any other legal or equitable right of such Investors or to take any one or more of such actions. In the event the Purchasers or the Investors bring such an action against the Company, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right or asserting any defense of such prevailing party under or with respect to this Agreement or the Third Restated Certificate, including without limitation such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.

            (b) Remedies Cumulative; Waiver. No remedy referred to herein is intended to be exclusive, but each shall be cumulative and in addition to any other remedy referred to above or otherwise available to the Purchasers or the Investors at law or in equity. No express or implied waiver by the Purchasers or the Investors of any default shall be a waiver of any future or subsequent default, unless otherwise specified. The failure or delay of the Purchasers or the Investors in exercising any rights granted them hereunder shall not constitute a waiver of any such right and any single or partial exercise of any particular right by the Purchasers or the Investors shall not exhaust the same or constitute a waiver of any other right provided herein.

      19. PRIOR AGREEMENTS. Sections 7 through 10, 13, and 17 through 21 of the Series A Agreement and Sections 7 through 10, 13 and 17 through 22 of the Series B Agreement are hereby replaced in their entirety by Sections 7 through 10, 13, and 17 through 22 of this Agreement, respectively. Except as amended and modified hereby, the Prior Agreements shall continue in full force and effect in accordance with their respective terms. By execution of this Agreement, (a) the Prior Investors and the Key Employees hereby consent to the amendment of the Prior Agreements as contemplated herein, and (b) the Prior Investors waive the rights of first refusal under Section 7.10 of the Prior Agreements in respect of the issuances of Series C Preferred hereunder, such waiver to be effective on behalf of all the Investors referred to in the Prior Agreements pursuant to
Section 14 thereof.

      20. EXECUTION AND COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and all such counterparts together shall constitute one instrument. Each party shall receive a duplicate original of the counterpart copy or copies executed by it and by the Company.

      21. GOVERNING LAW AND SEVERABILITY. Except for matters directly in the purview of the General Corporation Law of the State of Delaware, this Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of law. In the event any provision of this Agreement or the application of any such provision to any party shall be held by a court of competent jurisdiction to be contrary to law, the remaining provisions of this agreement shall remain in full force and effect.

      22. HEADINGS. The descriptive headings of the Sections hereof and the Schedules and Exhibits hereto are inserted for convenience only and do not constitute a part of this Agreement.


                  [Remainder of Page Intentionally Left Blank]

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement by their duly authorized officers as of the date first above written.

KEY EMPLOYEES:

  /s/ PATRICK NETTLES
-----------------------------
      Patrick Nettles

  /s/ DAVID HUBER
-----------------------------
      David Huber



THE COMPANY:

CIENA CORPORATION


By: /s/ PATRICK NETTLES
    -------------------------
        Patrick Nettles
        President


INVESTORS:

OSHKIM LIMITED PARTNERSHIP

By:
    -------------------------
        Name:
        Title:

    /s/ L.J. SEVIN
------------------------------
        L.J. Sevin


SEVIN ROSEN BAYLESS
MANAGEMENT CO.

By: /s/ JOHN V. JAGGERS
    -------------------------
        John V. Jaggers
        Vice President

SEVIN ROSEN MANAGEMENT CO.

By: /s/ JOHN V. JAGGERS
    -------------------------
      John V. Jaggers
      Vice President


SEVIN ROSEN FUND IV

By:   SRB Associates IV L.P., its General Partner

      By: /s/ JOHN V. JAGGERS
          ---------------------------
            John V. Jaggers
            General Partner


SEVIN ROSEN FUND IV, L.P.

By:   SRB ASSOCIATES IV L.P.,its General Partner

      By:/s/ JOHN V. JAGGERS
         ----------------------------
            John V. Jaggers
            General Partner


SVM STAR VENTURES MANAGEMENTGESELLSCHAFT MBH NR. 3

By: /s/ MEIR BAREL
    -------------------------
      Dr. Meir Barel
      Managing Partner


SVE STAR VENTURES NO. II, III, IIIA, RESPECTIVELY

By:   SVM Star Ventures Managementgesellschaft mbH Nr. 3
      Managing Partner

      By:/s/ MEIR BAREL
         ----------------------------
            Dr. Meir Barel
            Managing Partner

SVM STAR VENTURES MANAGEMENTGESELLSCHAFT MBH NR. 3 & CO.
BETEILIGUNGS KG

By:  SVM Star Ventures Managementgesellschaft mbH Nr. 3
      Managing Partner

      By: /s/ DR. MEIR BAREL
         ----------------------------
              Dr. Meir Barel
              Managing Partner






CHARLES RIVER PARTNERSHIP VII

By: /s/ MICHAEL ZAK
    -------------------------
        Michael Zak, General Partner


INTERWEST MANAGEMENT PARTNERS V

By:  /s/ W.J. HAWLEY
    -------------------------
        General Partner


INTERWEST PARTNERS V

By:  InterWest Management Partners V,
      General Partner

      By: /s/ W.J. HAWLEY
         ----------------------------
            General Partner

INTERWEST INVESTORS V

By: /s/ W.J. HAWLEY
    -------------------------
      General Partner

  /s/ THOMAS ASCHENBRENNER
-----------------------------
      Thomas Aschenbrenner


UVCC FUND II

By:   Arete Ventures, Inc.,
      General Partner

      By: /s/ WILLIAM T. HEFLIN
         ----------------------------
              William T. Heflin
              Vice President


UVCC II PARALLEL FUND, L.P.

By:   Arete Ventures, Inc.,
      General Partner

      By: /s/ WILLIAM T. HEFLIN
         ----------------------------
              William T. Heflin
              Vice President


JAPAN ASSOCIATED FINANCE CO., LTD.

By:      /s/ MASAKI YOSHIDA
    -------------------------
      Name:  Masaki Yoshida
      Title: President

JAFCO R-1 (A) INVESTMENT ENTERPRISE PARTNERSHIP

By:      /s/ M. YOSHIDA
    --------------------------
      Name:  Masaki Yoshida
      Title: President, Japan Associated Finance Co., Ltd.


JAFCO R-1 (B) INVESTMENT ENTERPRISE PARTNERSHIP

By:      /s/ M. YOSHIDA
    --------------------------
      Name:  Masaki Yoshida
      Title: President


JAFCO G-5 INVESTMENT ENTERPRISE PARTNERSHIP

By:      /s/ M. YOSHIDA
    --------------------------
      Name:  Masaki Yoshida
      Title: President


U.S.INFORMATION TECHNOLOGY INVESTMENT ENTERPRISE PARTNERSHIP

By:      /s/ M. YOSHIDA
    --------------------------
      Name:  Masaki Yoshida
      Title: President


VANGUARD VENTURE PARTNERS

By:      /s/ CLIFFORD H. HIGGERSON
    --------------------------
      Name:  Clifford Higgerson
      Title: General Partner

VANGUARD IV, L.P.


By:      /s/ CLIFFORD H. HIGGERSON
    --------------------------
      Name:  Clifford Higgerson
      Title: General Partner

INVESTMENT ADVISERS, INC.

By:      /s/ NOEL P. RAHN
    --------------------------
      Name:  Noel P. Rahn
      Title: Chief Executive Officer


GIBRALTAR TRUST

By:      /s/ JOSHUA RICH
    --------------------------
      Joshua Ruch
      Attorney-in-fact for Trustee


WA & H INVESTMENT, L.L.C.

By:   Wessels, Arnold, & Henderson Group, L.L.C.

By:      /s/ KENNETH J. WESSELS
    --------------------------
      Kenneth J. Wessels
      President/CEO


DOMINION VENTURES

By:      /s/ RANDOLPH D. VERNON
    --------------------------
      Name:  Randolph D. Vernon
      Title: Vice President


TECHNOPARTNERS

By:      /s/ MIKE ORSAK
    --------------------------
      Name:  Mike Orsak
      Title: Partner


WEISS, PECK & GREER

By:      /s/ CHRISTOPHER J. SCHAEPE
    --------------------------
      Name:  Christopher J. Schaepe
      Title: Venture Partner

TEKNOINVEST MANAGEMENT A.S.

By:  /s/ BJORN BYORN
    --------------------------
      Name:  Bjorn Byorn
      Title: Managing Director


MOSVOLD FARSUND A.S.

By:  /s/ BJORN BYORN
    --------------------------
      Name:  Bjorn Byorn
      Title: Attorney-In-Fact


LEEWAY & CO.

By:  /s/ JOHN MUIR
    --------------------------
      Name:  John Muir
      Title: Assistant Secretary


COWEN INVESTMENT PARTNERS XXIII

By:  /s/ DAVID R. SARUS
    --------------------------
      Name:  David R. Sarus
      Title: Managing Director


HARVEY B. CASH SELF-DIRECTED IRA

By:  /s/ HARVEY B. CASH
    --------------------------
      Harvey B. Cash


HARVEY B. CASH

By:  /s/ HARVEY B. CASH
    --------------------------
      Harvey B. Cash
      Executor/Trustee


MAHUMA, N.V.

By:  /s/ BENJAMIN O'SULLIVAN
    --------------------------
      Name:  Benjamin O'Sullivan
      Title: Attorney-In-Fact

BESSEMER VENTURE PARTNERS III, L.P.

By:   Deer III & Co., General Partner

      By: /s/ ROBERT BUESCHER
         ----------------------, Partner



BELISARIUS CORPORATION

By:      /s/ ROBERT BUESCHER
    --------------------------
      Name:  Robert Buescher
      Title:


QUENTIN CORPORATION

By:      /s/ ROBERT BUESCHER
    --------------------------
      Name:  Robert Buescher
      Title:


BVP III SPECIAL SITUATIONS, L.P.

By:   Deer III & Co., General Partner

      By: /s/ ROBERT BUSECHER
         ----------------------, Partner



ROBERT H. BUESCHER

------------------------------


* /s/ ROBERT H. BUESCHER
 -----------------------------
      Robert H. Buescher
      Atty-in-fact, for those so marked

CHRISTOPHER GABRIELI

*/s/ ROBERT H. BUESCHER
 -----------------------------


GABRIELI FAMILY FOUNDATION

*/s/ ROBERT H. BUESCHER
 -----------------------------


NEILL H. BROWNSTEIN


*/s/ ROBERT H. BUESCHER
 -----------------------------



FELDA G. HARDYMON

*/s/ ROBERT H. BUESCHER
 -----------------------------


MICHAEL I. BARACH

*/s/ ROBERT H. BUESCHER
 -----------------------------



THOMAS F. RUHM

*/s/ ROBERT H. BUESCHER
 -----------------------------



RICHARD R. DAVIS

*/s/ ROBERT H. BUESCHER
 -----------------------------


WARD W. WOODS

*/s/ ROBERT H. BUESCHER
 -----------------------------

ROBERT D. LINDSAY

*/s/ ROBERT H. BUESCHER
 -----------------------------



BARBARA M. HENAGAN

*/s/ ROBERT H. BUESCHER
 -----------------------------

/s/ JAN LUKENS
------------------------------
      Jan Lukens

/s/ STEPHEN L. DOMENIK
------------------------------
      Stephen L. Domenik

/s/ DIETRICH ERDMANN
------------------------------
      Dietrich Erdmann

/s/ FREDERIC A. RUBINSTEIN
-----------------------------
      Frederic A. Rubinstein

/s/ EDWIN A . ALLBRITTON
------------------------------
      Edwin A. Allbritton

/s/ CHRIS APPLE
------------------------------
      C. Chris Apple

/s/ DAVID BELLET
------------------------------
      FBO David Bellet

/s/ STEVEN FINN
------------------------------
      Steven Finn

                                     -75-
/s/ GERARDO ROSENKRANZ
------------------------------
      Gerardo Rosenkranz

/s/ KEVIN KIMBERLIN
------------------------------
      Kevin Kimberlin

/s/ SETH HARRISON
------------------------------
      Seth Harrison

*/s/ ROBERT H. BUESCHER
 -----------------------------
      Robert H. Buescher
      Atty-in-fact, for those so marked



RODNEY A. COHEN

*/s/ ROBERT H. BUESCHER
 -----------------------------



ADAM P. GODFREY

*/s/ ROBERT H. BUESCHER
 -----------------------------



ROBERT J. RORISTON

*/s/ ROBERT H. BUESCHER
 -----------------------------


RUSSELL D. STERNLICHT

*/s/ ROBERT H. BUESCHER
 -----------------------------

KEVIN KIMBERLIN PARTNERS, L.P.

By: /s/ KEVIN KIMBERLIN
    -------------------------
      Kevin Kimberlin
      General Partner

                                 SCHEDULE 3.2
                       SECURITY HOLDERS OF THE COMPANY



                                                                                                        Series A         Series B
                                     Common         Common Stock       Series A         Preferred       Series B        Preferred
                                     Stock           Warrants,         Preferred        Warrants,       Preferred       Warrants,
                                    Issued &         Options &         Issued &        Options and      Issued &         Options
Stockholder                       Outstanding          Rights         Outstanding        Rights        Outstanding      and Rights
-----------                       -----------          ------         -----------        ------        -----------     -----------
David Huber                        1,209,590(1)

James R. & Margaret M. Huber           6,000

Braden Huber                           7,000

Davis Christopher Huber                7,000

Alyssa Nicole Huber                    7,000

Brock Larson Huber                     7,000

Kim Larsen                            13,817              6,667

Patrick Nettles                      695,427(2)

Celeste Baker                         10,000

Alan Nettles                          10,000

Garrett Baker                         10,000

Management (other)*                                   1,851,250

Gary P. Johnson                        8,750

--------------

(1) 300,054 of these shares remain subject to vesting, at the rate of 1/48th of 1,200,000 shares per month, so long as Dr. Huber is still employed by the Company.

(2) 408,352 of these shares remain subject to vesting, at the rate of 1/48th of such shares per month thereafter, so long as Dr. Nettles is still employed by the Company.

                                                                                          Series A                      Series B
                                        Common        Common Stock        Series A        Preferred       Series B      Preferred
                                        Stock           Warrants,         Preferred       Warrants,      Preferred      Warrants,
                                        Issued &        Options &         Issued &       Options and      Issued &       Options
Stockholder                           Outstanding         Rights         Outstanding       Rights        Outstanding    and Rights
-----------                           -----------         ------         -----------       ------        -----------   -----------
General Instrument                                       125,636(3)

Kevin Kimberlin Partners, L.P.                                             221,520

Kevin Kimberlin                         15,312                             200,000                         131,733       250,000

Spencer Trask Holdings Inc.                                                                                               45,000

Laura M. MacNamara                                                                                                         5,000

Sevin Rosen Fund IV                     40,865                           1,125,000          25,000         740,998

SRB Management Company                     182                               5,000                           3,293

InterWest Partners Fund V               40,865                           1,125,000                         740,998

InterWest Investors V                      218                               6,000          25,000           3,952

Vanguard Venture Partners               27,244                             750,000

Vanguard IV, L.P.                                                                                          493,999

Dominion Ventures                                                                          120,000

Thomas Aschenbrenner                    55,449(4)                          100,000                          65,866

Chris Apple                                182                               5,000                           3,293

Seth Harrison                              182                               5,000                           3,293

Charles River Partnership VII                                                                            1,500,000

--------

(3) This number is subject to further adjustment upon any issuance of additional common stock, so that it will continue to represent 5% of issued and outstanding common stock, up to January 11, 1996.

(4) 31,943 of these shares remain subject to vesting, at the rate of 1/36th of 50,000 shares per month, so long as Mr. Aschenbrenner is still retained as a consultant to the Company.


                                                                                       Series A                          Series B
                                         Common       Common Stock      Series A       Preferred       Series B         Preferred
                                         Stock         Warrants,        Preferred      Warrants,       Preferred        Warrants,
                                        Issued &       Options &        Issued &      Options and      Issued &          Options
Stockholder                           Outstanding        Rights        Outstanding      Rights        Outstanding       and Rights
-----------                           -----------        ------        -----------      ------        -----------      -----------
SVE Star Ventures Enterprises                                                                          256,000
No. II Limited Partnership

SVE Star Ventures Enterprises                                                                          687,100
No. III Limited Partnership

SVE Star Ventures Enterprises                                                                           56,900
No. IIIA Limited Partnership

William K. Woodruff III                   82,577

William K. Woodruff &                     31,637
Company Inc. Profit Sharing
Trust

Jack N. Greenman                          12,826

William K. Barnard                         6,413

Andrew W. May                              3,420

Cass G. Caspary                            3,420

Jeffrey R. Ohl                             2,138

John Wallace                              49,700

Darren B. vonBehren                          855

Lawrence N. Goldstein                        428

J. Scott Blome                                86

Barton W. Stuck                           21,500

Investment Advisors, Inc.                                                                              333,333

UVCC Fund II                                                                                           250,000

UVCC II Parallel Fund, L.P.                                                                            250,000




                                                                                       Series A                         Series B
                                         Common       Common Stock      Series A       Preferred       Series B         Preferred
                                         Stock         Warrants,        Preferred      Warrants,       Preferred        Warrants,
                                        Issued &       Options &        Issued &      Options and      Issued &          Options
Stockholder                           Outstanding        Rights        Outstanding      Rights        Outstanding       and Rights
-----------                           -----------        ------        -----------      ------        -----------      -----------
Edwin A. Allbritton                                                                                     16,667

Mahuma N.V. (Rosenkranz)                                                                                33,333

FBO David Bellet                                                                                        50,000

Frederic A. Rubinstein                                                                                  16,667

Steven Finn                                                                                             16,667

Neili. H. Brownstein                                                                                     6,667

Robert H. Buescher                                                                                       3,000

Felda G. Hardymon                                                                                       23,666(5)

Christopher Gabrieli                                                                                    33,333

Gabrieli Family Foundation                                                                               3,333

Michael I. Barach                                                                                        3,333

Richard R. Davis                                                                                         6,667

Barbara M. Henagan                                                                                       3,333

Robert D. Lindsay                                                                                        3,333

Thomas F. Ruhm                                                                                             667

Ward W. Woods, Jr.                                                                                      10,000

BVP III Special Situations L.P.                                                                         22,222

--------

(5) Mr. Hardymon has initiated a transfer of certain of his Series B Preferred Shares to the following Bessemer employes: David J. Cowan (5,333 shares); Samantha Chen (1,333 shares); Gautam A. Prakash (2,667 shares); John K. Rodakis (2,000 shares); and Robi L. Soni (2,333 shares).



                                                                                       Series A                         Series B
                                         Common       Common Stock      Series A       Preferred       Series B         Preferred
                                         Stock         Warrants,        Preferred      Warrants,       Preferred        Warrants,
                                        Issued &       Options &        Issued &      Options and      Issued &          Options
Stockholder                           Outstanding        Rights        Outstanding      Rights        Outstanding       and Rights
-----------                           -----------        ------        -----------      ------        -----------      -----------
Bessemer Venture Partners III                                                                          580,446
L.P.

Japan Associated Finance Co.,                                                                           40,000
Ltd.

JAFCO G-5 Investment                                                                                    82,712
Enterprise Partnership

JAFCO R-1 (A) Investment                                                                                38,644
Enterprise Partnership

JAFCO R-1 (B) Investment                                                                                38,644
Enterprise Partnership

U.S. Information Technology                                                                            800,000
Investment Enterprise
Partnership

Michael Fagan                            50,000


                                      Schedule 1



---------------------------------------------------------------------------
                                    Shares to be
                                    Purchased at
Purchaser's Name and Address          Closing       Purchase Price
----------------------------          -------       --------------
---------------------------------------------------------------------------
InterWest Partners V                  248,438          $1,739,066
3000 Sand Hill Road
Building 3, Suite 255
Menlo Park, CA  94025
Facsimile: (415) 854-4706
---------------------------------------------------------------------------
InterWest Investors V                 1,562            10,934
3000 Sand Hill Road
Building 3, Suite 255
Menlo Park, CA  94025
Facsimile: (415) 854-4706
---------------------------------------------------------------------------
Harvey B. Cash                        14,500           101,500
Self-Directed IRA
Two Galleria Tower
13455 Noel Road
Suite 1670, LB-5
Dallas, Texas  75240
Phone: (214) 392-7279
Facsimile: (214) 490-6349
---------------------------------------------------------------------------
Sevin Rosen Fund IV L.P.              285,714          1,999,998
c/o Sevin Rosen Management Co.
Two Galleria Tower
13455 Noel Road
Suite 1670, LB-5
Dallas, Texas  75240
Facsimile:  (214) 702-1103
---------------------------------------------------------------------------
Sevin Rosen Fund V L.P.               142,857          999,999
c/o Sevin Rosen Management Co.
Two Galleria Tower
13455 Noel Road
Suite 1670, LB-5
Dallas, Texas  75240
Facsimile:  (214) 960-1749
---------------------------------------------------------------------------

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                                    Shares to be
                                    Purchased at
Purchaser's Name and Address          Closing       Purchase Price
----------------------------          -------       --------------
---------------------------------------------------------------------------
Sevin Rosen Bayless                   714              4,998
Management Company
Two Galleria Tower
13455 Noel Road
Suite 1670, LB-5
Dallas, Texas  75240
Facsimile:  (214) 960-1749
---------------------------------------------------------------------------
L.J. Sevin                            25,000           175,000
c/o Sevin Rosen Management Co.
Two Galleria Tower
13455 Noel Road
Suite 1670, LB-5
Dallas, Texas  75240
Facsimile:  (214) 960-1749
---------------------------------------------------------------------------
Dietrich Erdmann                      25,000           175,000
c/o Sevin Rosen Management Co.
Malstrasse 18
6052 Hergiswie, NW
Switzerland
Facsimile:  011-4141-951372
---------------------------------------------------------------------------
Harvey Cash Trust                     14,286           100,002
Two Galleria Tower
13455 Noel Road
Suite 1670, LB-5
Dallas, Texas  75240
Facsimile:  (214) 392-7279
---------------------------------------------------------------------------
Stephen L. Domenik                    6,429            45,003
Sevin Rosen Funds
550 Lytton Avenue
Suite 200
Palo Alto, CA  94301
Phone: (415) 326-0550
Facsimile: (415) 326-0707
---------------------------------------------------------------------------
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
                                                                               3

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

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                                    Shares to be
                                    Purchased at
Purchaser's Name and Address          Closing       Purchase Price
----------------------------          -------       --------------
---------------------------------------------------------------------------
Charles River Partnership VII         250,000          1,750,000
c/o Charles River Ventures
10 Post Office Square
Suite 1330
Boston, Massachusetts  02109
Phone:  (617) 292-7717
Facsimile:  (617) 292-7718
---------------------------------------------------------------------------
Vanguard IV L.P.                      142,850          999,950
525 University Avenue
Suite 600
Palo Alto, California  94301
Phone:  (415) 321-2900
Facsimile:  (415) 321-2902
---------------------------------------------------------------------------
SVM Star Ventures                     83,898           587,286
Managementgesellschaft mbH Nr.
3
Possartstr. 9
D-81679 Munchen
Germany
Facsimile: (011) 49-89-41-
943-030
---------------------------------------------------------------------------
SVE Star Ventures Enterprises         33,548           234,836
No. II
Limited Partnership
Possartstr. 9
D-81679 Munchen
Germany
Facsimile: (011) 49-89-41-
943-030
---------------------------------------------------------------------------
SVE Star Ventures Enterprises         90,026           630,182
No. III
Limited Partnership
Possartstr. 9
D-81679 Munchen
Germany
Facsimile: (011) 49-89-41-
943-030
---------------------------------------------------------------------------
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
                                                                               4
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                                    Shares to be
                                    Purchased at
Purchaser's Name and Address          Closing       Purchase Price
----------------------------          -------       --------------
---------------------------------------------------------------------------
SVE Star Ventures Enterprises         7,528            52,696
No. IIIA
Limited Partnership
Possartstr. 9
D-81679 Munchen
Germany
Facsimile: (011) 49-89-41-
943-030
---------------------------------------------------------------------------
SVM Star Ventures                     107,143          750,001
Managementgesellschaft mbH Nr.
3 & Co. Beteiligungs KG
Possartstr. 9
D-81679 Munchen
Germany
Facsimile: (011) 49-89-41-
943-030
---------------------------------------------------------------------------
Techno Partners                       3,571            24,997
555 California Street, #4380
San Francisco, California 94104
Telephone:  (415) 788-0706
Facsimile:  (415) 788-0709
---------------------------------------------------------------------------
Japan Associated Finance Co.,         6,857            47,999
Ltd.
c/o JAFCO American Ventures
555 California Street, #4380
San Francisco, CA  94104
Phone:  (415) 788-0706
Facsimile:  (415) 788-0709
---------------------------------------------------------------------------
JAFCO G-5 Investment                  14,179           99,253
Enterprise Partnership
c/o JAFCO American Ventures
555 California Street, #4380
San Francisco, CA  94104
Phone:  (415) 788-0706
Facsimile:  (415) 788-0709
---------------------------------------------------------------------------
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
                                                                               5
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                                    Shares to be
                                    Purchased at
Purchaser's Name and Address          Closing       Purchase Price
----------------------------          -------       --------------
---------------------------------------------------------------------------
JAFCO R-1(A) Investment               6,625            46,375
Enterprise Partnership
c/o JAFCO American Ventures
555 California Street, #4380
San Francisco, CA  94104
Phone:  (415) 788-0706
Facsimile:  (415) 788-0709
---------------------------------------------------------------------------
JAFCO R-1(B) Investment               6,625            46,375
Enterprise Partnership
c/o JAFCO American Ventures
555 California Street, #4380
San Francisco, CA  94104
Phone:  (415) 788-0706
Facsimile:  (415) 788-0709
---------------------------------------------------------------------------
U.S. Information Technology           137,143          960,001
Investment Enterprise Partnership
c/o JAFCO American Ventures
555 California Street, #4380
San Francisco, CA  94104
Phone:  (415) 788-0706
Facsimile:  (415) 788-0709
---------------------------------------------------------------------------
Neill Brownstein                      1,428            9,996
c/o Bessemer Venture Partners
1025 Old Country Road
Suite 205
Westbury, NY 11590
Phone: (516) 997-2300
---------------------------------------------------------------------------
Robert H. Buescher                    1,000            7,000
c/o Bessemer Venture Partners
1025 Old Country Road
Suite 205
Westbury, NY 11590
Phone: (516) 997-2300
---------------------------------------------------------------------------
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
                                                                               6
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                                    Shares to be
                                    Purchased at
Purchaser's Name and Address          Closing       Purchase Price
----------------------------          -------       --------------
---------------------------------------------------------------------------
G. Felda Hardymon                     3,000            21,000
c/o Bessemer Venture Partners
1025 Old Country Road
Suite 205
Westbury, NY 11590
Phone: (516) 997-2300
---------------------------------------------------------------------------
Michael I. Barach                     1,430            10,010
c/o Bessemer Venture Partners
1025 Old Country Road
Suite 205
Westbury, NY 11590
Phone: (516) 997-2300
---------------------------------------------------------------------------
Rodney A. Cohen                       358              2,506
c/o Bessemer Venture Partners
1025 Old Country Road
Suite 205
Westbury, NY 11590
Phone: (516) 997-2300
---------------------------------------------------------------------------
Richard R. Davis                      1,333            9,331
c/o Bessemer Venture Partners
1025 Old Country Road
Suite 205
Westbury, NY 11590
Phone: (516) 997-2300
---------------------------------------------------------------------------
Adam P. Godfrey                       430              3,010
c/o Bessemer Venture Partners
1025 Old Country Road
Suite 205
Westbury, NY 11590
Phone: (516) 997-2300
---------------------------------------------------------------------------
Barbara M. Henagan                    1,000            7,000
c/o Bessemer Venture Partners
1025 Old Country Road
Suite 205
Westbury, NY 11590
Phone: (516) 997-2300
---------------------------------------------------------------------------
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
                                                                               7
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                                    Shares to be
                                    Purchased at
Purchaser's Name and Address          Closing       Purchase Price
----------------------------          -------       --------------
---------------------------------------------------------------------------
Belisarius Corporation                1,000            7,000
c/o Bessemer Venture Partners
1025 Old Country Road
Suite 205
Westbury, NY 11590
Phone: (516) 997-2300
---------------------------------------------------------------------------
Robert J. Roriston                    300              2,100
c/o Bessemer Venture Partners
1025 Old Country Road
Suite 205
Westbury, NY 11590
Phone: (516) 997-2300
---------------------------------------------------------------------------
Thomas F. Ruhm                        300              2,100
c/o Bessemer Venture Partners
1025 Old Country Road
Suite 205
Westbury, NY 11590
Phone: (516) 997-2300
---------------------------------------------------------------------------
Quentin Corporation                   1,429            10,003
c/o Bessemer Venture Partners
1025 Old Country Road
Suite 205
Westbury, NY 11590
Phone: (516) 997-2300
---------------------------------------------------------------------------
BVP III Special Situations L.P.       9,523            66,661
1025 Old Country Road
Suite 205
Westbury, NY 11590
Phone: (516) 997-2300
---------------------------------------------------------------------------
Bessemer Venture                      410,326          2,872,282
Partners III L.P.
1025 Old Country Road
Suite 205
Westbury, NY  11590
Telephone:  (516) 997-2300
---------------------------------------------------------------------------
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
                                                                               8

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                                    Shares to be
                                    Purchased at
Purchaser's Name and Address          Closing       Purchase Price
----------------------------          -------       --------------
---------------------------------------------------------------------------
Kevin Kimberlin                       72,533           507,731
c/o Spencer Trask Securities, Inc.
535 Madison Avenue
18th Floor
New York, New York  10022
Facsimile:  (212) 751-3483
---------------------------------------------------------------------------
UVCC Fund II                          32,775           229,425
Arete Ventures, Inc.
Suite 1040
6110 Executive Boulevard
Rockville, Maryland  20852
Phone:  (301) 881-2555
Facsimile:  (301) 770-2877
---------------------------------------------------------------------------
UVCC II Parallel Fund, L.P.           32,775           229,425
Arete Ventures, Inc.
Suite 1040
6110 Executive Boulevard
Rockville, Maryland  20852
Phone:  (301) 881-2555
facsimile:  (301) 770-2877
---------------------------------------------------------------------------
Investment Advisers, Inc.             43,701           305,907
3800 First Bank Place
601 Second Avenue
Minneapolis, Minnesota  55402
Facsimile:  (612) 376-2616
---------------------------------------------------------------------------
Thomas Aschenbrenner                  21,745           152,215
6016 Oakcrest
Dallas, Texas  75248
Facsimile:   (214) 931-2495
---------------------------------------------------------------------------
FBO David Bellet                      6,555            45,885
c/o Crown Advisors Ltd.
The Lincoln Building
60 East 42nd Street
Suite 3405
New York, New York  10165
Facsimile:  (212) 808-9073
---------------------------------------------------------------------------
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
                                                                              9


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                                    Shares to be
                                    Purchased at
Purchaser's Name and Address          Closing       Purchase Price
----------------------------          -------       --------------
---------------------------------------------------------------------------
Mahuma, N.V.                          4,370            30,590
Holtzman, Wise & Sheppard
1271 Avenue of the Americas
Suite 4500
New York, New York   10020
Facsimile:  (212) 554-8181
---------------------------------------------------------------------------
Frederic A. Rubinstein                2,185            15,295
Kelley, Drye & Warren
101 Park Avenue
New York,
New York  10178-0002
Facsimile:  (212) 808-7897
---------------------------------------------------------------------------
Edwin A. Allbritton                   2,185            15,295
c/o Allbritton Capital
Management Assoc. Inc.
One Galleria Tower
13355 Noel Road
Suite 1375, LB 71
Dallas, Texas  75240-6615
Facsimile:  (214) 661-8108
---------------------------------------------------------------------------
Steven G. Finn                        2,185            15,295
2 Barry Drive
Framingham,
Massachusetts  01701
Facsimile:  (617) 258-8553
---------------------------------------------------------------------------
C. Chris Apple                        1,087            7,609
3460 Lotus Drive, Suite 123
Plano, Texas 75075
Phone:  (214) 612-5136
Facsimile: (214) 612-5198
---------------------------------------------------------------------------
Dominion Ventures                     25,596           179,172
44 Montgomery Street,
Suite 4200
San Francisco, CA 94104
---------------------------------------------------------------------------
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
                                                                              10
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                                    Shares to be
                                    Purchased at
Purchaser's Name and Address          Closing       Purchase Price
----------------------------          -------       --------------
---------------------------------------------------------------------------
WPG Enterprise Fund II, L.P.          725,000          5,075,000
555 California Street
Suite 4760
San Francisco, CA  94104
Phone: (415) 854-5381
Facsimile: (415) 989-5108
---------------------------------------------------------------------------
Technoinvest Management A.S.          8,286            58,002
Eiken Industripark
Gamleveien #32
N-1394 Horten
Norway
---------------------------------------------------------------------------
Mosvold Farsund A.S.                  135,714          949,998
Gamleveien #32
P.O. Box 1004
N-1394 Horten
Norway
---------------------------------------------------------------------------
Leeway & Co.                          285,714          1,999,998
State Street Bank and Trust
Company
Master Trust Division
One Monarch Drive
Willard Building, 6th Floor, W6C
North Quincy,
Massachusetts  02171
Facsimile:  (617) 847-2308
---------------------------------------------------------------------------
Gilbraltar Trust                      142,857          999,999
Rho Management
767 5th Avenue, 43rd Floor
New York, New York  10053
---------------------------------------------------------------------------
Cowen Investment Partners             36,000           252,000
XXIII
Financial Square
30th Floor
New York, NY  10005
Phone: (212) 495-6830
Facsimile: (212) 495-8436
---------------------------------------------------------------------------
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
                                                                              11

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                                    Shares to be
                                    Purchased at
Purchaser's Name and Address          Closing       Purchase Price
----------------------------          -------       --------------
---------------------------------------------------------------------------
Jan Lukens                            14,286           100,002
1761 Friar Tuck Road
Atlanta, Georgia  30309
Phone: (404) 876-0806
---------------------------------------------------------------------------
WA & H Investment, L.L.C.             36,000           252,000
901 Marquette Street
Suite 2700
Minneapolis, MN  55402
Phone: (612) 373-6203
Facsimile: (612) 373-6285
---------------------------------------------------------------------------